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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hess Corporation
(Name of Registrant as Specified In Its Charter)

ELLIOTT ASSOCIATES, L.P.
ELLIOTT INTERNATIONAL, L.P.
PAUL E. SINGER
ELLIOTT CAPITAL ADVISORS, L.P.
ELLIOTT SPECIAL GP, LLC
BRAXTON ASSOCIATES, INC.
ELLIOTT ASSET MANAGEMENT LLC
THE LIVERPOOL LIMITED PARTNERSHIP
LIVERPOOL ASSOCIATES LTD.
ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.
HAMBLEDON, INC.
ELLIOTT MANAGEMENT CORPORATION
RODNEY F. CHASE
HARVEY GOLUB
KARL F. KURZ
DAVID McMANUS
MARSHALL D. SMITH
WILLIAM B. BERRY
JONATHAN R. MACEY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ELLIOTT ASSOCIATES, L.P.
ELLIOTT INTERNATIONAL, L.P.
PAUL E. SINGER
ELLIOTT CAPITAL ADVISORS, L.P.
ELLIOTT SPECIAL GP, LLC
BRAXTON ASSOCIATES, INC.
ELLIOTT ASSET MANAGEMENT LLC
THE LIVERPOOL LIMITED PARTNERSHIP
LIVERPOOL ASSOCIATES LTD.
ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.
HAMBLEDON, INC.
ELLIOTT MANAGEMENT CORPORATION
RODNEY F. CHASE
HARVEY GOLUB
KARL F. KURZ
DAVID McMANUS
MARSHALL D. SMITH
WILLIAM B. BERRY
JONATHAN R. MACEY

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS
OF
HESS CORPORATION

        This proxy statement ("Proxy Statement") and accompanying GREEN proxy form are being furnished to stockholders of Hess Corporation, a Delaware corporation (the "Company"), by Elliott Associates, L.P., a Delaware limited partnership ("Elliott Associates"), and Elliott International, L.P., a Cayman Islands limited partnership ("Elliott International") (for convenience throughout this Proxy Statement we sometimes refer to Elliott Associates and Elliott International collectively as "Elliott," "we," "our" or "us") in connection with the solicitation of proxies from you, the holders (the "Stockholders") of common stock, par value $1.00 per share, of the Company (the "Common Stock"), in connection with the 2013 Annual Meeting of Stockholders, including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of stockholders held in lieu thereof (the "2013 Annual Meeting"). The 2013 Annual Meeting is scheduled to be held at Hess Corporation, 1501 McKinney Street, Houston, Texas 77010, on Thursday, May 16, 2013, at 9:00 a.m., local time.

        THIS SOLICITATION IS BEING MADE BY ELLIOTT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY (THE "BOARD").

        This Proxy Statement is dated April 3, 2013 and this Proxy Statement and the accompanying GREEN proxy form are first being sent or given to holders of Common Stock on or about April 3, 2013.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 16, 2013:
The proxy materials are available at http://www.reassesshess.com.

        We intend to vote all solicited proxies at the 2013 Annual Meeting in order to take the following actions:

  1.
  vote "FOR" the election of Rodney F. Chase, Harvey Golub, Karl F. Kurz, David McManus and Marshall D. Smith (each, a "Nominee" and, collectively, the "Nominees") (or, under the circumstances described herein, William B. Berry or Jonathan R. Macey (each, an "Alternate Nominee" and, collectively, the "Alternate Nominees") in substitution for one or more such Nominees) to serve as directors on the Board until the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

  2.
  vote "FOR" the Company's proposal to ratify the selection by the Audit Committee of the Board of the Company (the "Audit Committee") of the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013;

  3.
  vote "AGAINST" the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, as described further in the Company's Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 21, 2013 (the "Company's Proxy Statement");

  4.
  vote "FOR" the Company's proposal to approve an amendment to the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") and Amended and Restated By-Laws of the Company (the "By-Laws") to declassify the Board;

  5.
  vote "FOR" the stockholder proposal recommending that the Board adopt a policy that requires an independent chairman;

  6.
  vote "FOR" the stockholder proposal recommending that the Board take action to implement a simple majority vote standard;

  7.
  vote "FOR" the stockholder proposal recommending that the Company provide a report regarding political contributions;

  8.
  vote "FOR" the repeal of any provision of or amendment to the By-Laws adopted by the Board without the approval of the Stockholders after February 2, 2011 and before the 2013 Annual Meeting (the "Elliott Proposal"); and

  9.
  transact such other business as may properly come before the 2013 Annual Meeting.

        THE PARTICIPANTS URGE YOU TO VOTE THE GREEN PROXY FORM "FOR" RODNEY F. CHASE, HARVEY GOLUB, KARL F. KURZ, DAVID McMANUS AND MARSHALL D. SMITH (OR, UNDER THE CIRCUMSTANCES DESCRIBED HEREIN, WILLIAM B. BERRY OR JONATHAN R. MACEY IN SUBSTITUTION FOR ONE OR MORE SUCH NOMINEES) AS DIRECTORS.

        The principal executive offices of the Company are located at 1185 Avenue of the Americas, New York, NY 10036. The Company has set the close of business on April 8, 2013 as the record date (the "Record Date") for determining the Stockholders entitled to vote at the 2013 Annual Meeting.

        According to the Company's Proxy Statement, as of March 15, 2013, there were 343,123,070 shares of Common Stock of the Company issued and outstanding and expected to be entitled to vote on all matters presented at the 2013 Annual Meeting. As of April 2, 2013, Elliott Associates is the direct record owner of 17,500 shares of Common Stock and is the beneficial owner of an additional 5,407,508 shares of Common Stock, and Elliott International is the direct record owner of 32,500 shares of Common Stock and is the beneficial owner of an additional 10,042,492 shares of Common Stock, which together represent approximately 4.52% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company's Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 15, 2013).

        In addition, (i) Paul E. Singer ("Singer"), Elliott Capital Advisors, L.P. ("Capital Advisors"), a Delaware limited partnership which is controlled by Singer, and Elliott Special GP, LLC ("Special GP"), a Delaware limited liability company which is controlled by Singer, are the general partners of Elliott Associates and may all be deemed to beneficially own the shares of Common Stock held by Elliott Associates, (ii) Singer, Braxton Associates, Inc. ("Braxton"), a Delaware corporation, and Elliott Asset Management LLC ("Asset Management"), a Delaware limited liability company, are the general partners of Capital Advisors and may be deemed to beneficially own the shares of Common Stock held by Elliott Associates, (iii) The Liverpool Limited Partnership ("Liverpool Partnership"), a Bermuda limited partnership, is a wholly-owned subsidiary of Elliott Associates that acquired a portion of the shares of Common Stock beneficially owned by Elliott Associates, and Liverpool Associates Ltd. ("Liverpool Associates"), a Bermuda company, is a wholly-owned subsidiary of Elliott Associates and is the sole general partner of Liverpool Partnership and may be deemed to beneficially own the shares of Common Stock held by Liverpool Partnership, and (iv) Elliott International Capital Advisors Inc. ("EICA"), a Delaware corporation, as investment manager of Elliott International, Hambledon, Inc. ("Hambledon"), a Cayman Islands corporation which is also controlled by Singer, as the sole general partner of Elliott International and Singer, may be deemed to beneficially own the shares of Common Stock held by Elliott International (we refer to Elliott, Singer, Capital Advisors, Special GP, Braxton, Asset Management, Liverpool Partnership, Liverpool Associates, EICA, Hambledon and Elliott Management Corporation, a Delaware corporation which provides management services to Elliott and their affiliates, and the Nominees and Alternate Nominees, collectively as the "Elliott Participants").

        We intend to vote all of the Common Stock that we beneficially own at the 2013 Annual Meeting "FOR" the election of our Nominees (or, if applicable, the Alternate Nominees), "FOR" the Company's proposal to ratify the selection by the Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, "AGAINST" the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, "FOR" the Company's proposal to approve an amendment to the Company's Certificate of Incorporation and By-Laws to declassify the Board, "FOR" the stockholder proposal recommending that the Board adopt a policy that requires an independent chairman, "FOR" the stockholder proposal recommending that the Board take action to implement a simple majority vote standard, "FOR" the stockholder proposal recommending that the Company provide a report regarding political contributions, "FOR" the Elliott Proposal, and in our discretion with respect to such other business as may properly come before the 2013 Annual Meeting.

        We are soliciting your vote because we believe that our Nominees and Alternate Nominees would contribute significant value to the Board. After extensive study and analysis, we are convinced that tremendous value is trapped inside the Company as a result of poor oversight by a board of directors lacking both the experience and independence to set a clear, shareholder-focused, value-creating strategy. As a result, we have identified and are submitting for election at the Company's 2013 Annual Meeting a slate of five independent, highly qualified nominees to join the Board. The Nominees and Alternate Nominees each bring substantial expertise and deep experience and were selected specifically for what we believe to be their ability to foster the boardroom dynamics that are required to unlock the Company's enormous potential. We believe that unlocking this trapped value could produce a substantial increase in share price, resulting in considerable upside and significant enterprise value creation.

        We believe our Nominees and Alternate Nominees would, consistent with the best interests of the Company, advocate for a thorough exploration of all pathways to deliver value to the Stockholders and will bring fresh, independent perspectives and insights to this essential review process. We would expect these pathways to include, but not be limited to, strategic transactions, such as spinning off certain parts of the business, divesting downstream assets, monetizing resource play infrastructure and streamlining the Company's remaining international portfolio. We urge the Stockholders to support us in this effort by voting "FOR" our Nominees (or, if applicable, the Alternate Nominees).

        This proxy solicitation is being made by Elliott and not on behalf of the Board or the Company's management.

        WHETHER OR NOT YOU INTEND TO ATTEND THE 2013 ANNUAL MEETING, YOUR PROMPT ACTION IS IMPORTANT. MAKE YOUR VIEWS CLEAR TO THE COMPANY BY AUTHORIZING A PROXY TO VOTE AS INDICATED ABOVE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GREEN PROXY FORM TODAY.

        YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES OF COMMON STOCK YOU OWN.

IMPORTANT VOTING INFORMATION

        If your shares of Common Stock are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the GREEN proxy form to vote by telephone or Internet.

        If you hold your shares of Common Stock in "street name" with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote on the enclosed GREEN proxy form provided to you by us. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included with the enclosed GREEN proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to us, care of Okapi Partners LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

        PLEASE DO NOT RETURN ANY WHITE PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2013 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2013 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY DATE, SIGN AND RETURN THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

        Only the Stockholders of record on the Record Date are entitled to vote at the 2013 Annual Meeting.

        Okapi Partners LLC is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

Okapi Partners LLC
437 Madison Avenue, 28th Floor
New York, New York 10022
212- 297-0720
Stockholders Call Toll-Free at: 877-796-5274
E-mail: info@okapipartners.com

        It is important that your shares of Common Stock be represented and voted at the 2013 Annual Meeting. Accordingly, regardless of whether you plan to attend the 2013 Annual Meeting in person, please complete, date and sign the GREEN proxy form that has been provided to you by us (and NOT the WHITE proxy card that has been provided to you by the Company or any other proxy card or form that has been provided to you) and vote "FOR" the election of our Nominees, "FOR" the Company's proposal to ratify the selection by the Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013, "AGAINST" the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, "FOR" the Company's proposal to approve an amendment to the Company's Certificate of Incorporation and By-Laws to declassify the Board, "FOR" the stockholder proposal recommending that the Board adopt a policy that requires an independent chairman, "FOR" the stockholder proposal recommending that the Board take action to implement a simple majority vote standard, "FOR" the stockholder proposal recommending that the Company provide a report regarding political contributions and "FOR" the Elliott Proposal. To ensure that your vote is counted, please remember to submit your vote so that it is received by us by 11:59 p.m. Eastern Time on May 15, 2013, the day prior to the Annual Meeting.

[Remainder of page intentionally left blank]

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This Proxy Statement contains "forward-looking statements." Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "may," "will," "expects," "believes," "anticipates," "plans," "estimates," "projects," "targets," "forecasts," "seeks," "could" or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Our forward-looking statements are based on our current intent, belief, expectations, estimates and projections regarding the Company and projections regarding the industry in which it operates. These statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this Proxy Statement and the material accompanying this Proxy Statement.

        [Remainder of page intentionally left blank]

 QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

        The following are some of the questions you may have as a Stockholder, as well as the answers to those questions. The following is not a substitute for the information contained in this Proxy Statement, and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this Proxy Statement carefully and in its entirety.

Who is making this solicitation?

        Elliott Associates is a Delaware limited partnership and Elliott International is a Cayman Islands limited partnership. The principal business of both Elliott Associates and Elliott International is to purchase, sell, trade and invest in securities.

        The solicitation for election of the Nominees (or, if applicable, the Alternate Nominees) and the other proposals described in this Proxy Statement at the 2013 Annual Meeting is being made by Elliott and certain other participants. For information regarding Elliott and the other participants in the solicitation, please see Annex A attached to this Proxy Statement.

What are we asking you to vote for?

        We are asking you to vote on the following actions on the GREEN proxy form at the 2013 Annual Meeting:

  1.
  vote "FOR" the election of Rodney F. Chase, Harvey Golub, Karl F. Kurz, David McManus and Marshall D. Smith (or, under the circumstances described herein, William B. Berry or Jonathan R. Macey in substitution for one or more such Nominees) to serve as directors on the Board until the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

  2.
  vote "FOR" the Company's proposal to ratify the selection by the Audit Committee of the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013;

  3.
  vote "AGAINST" the Company's proposal to approve, on an advisory basis, compensation of the Company's named executive officers, as described further in the Company's Proxy Statement;

  4.
  vote "FOR" the Company's proposal to approve an amendment to the Company's Certificate of Incorporation and By-Laws to declassify the Board;

  5.
  vote "FOR" the stockholder proposal recommending that the Board adopt a policy that requires an independent chairman;

  6.
  vote "FOR" the stockholder proposal recommending that the Board take action to implement a simple majority vote standard;

  7.
  vote "FOR" the stockholder proposal recommending that the Company provide a report regarding political contributions; and

  8.
  vote "FOR" the repeal of any provision of or amendment to the By-Laws adopted by the Board without the approval of the Stockholders after February 2, 2011 and before the 2013 Annual Meeting.

        Please see the sections entitled "Proposal 1: Election of Directors," "Proposal 2: Ratification of Selection of Independent Registered Public Accountants," "Proposal 3: Advisory Vote to Approve the Compensation of the Named Executive Officers," "Proposal 4: Proposal to Amend the Company's

Certificate of Incorporation and By-Laws to Declassify the Board," "Proposal 5: Stockholder Proposal for an Independent Chairman," "Proposal 6: Stockholder Proposal for a Simple Majority Vote Standard," "Proposal 7: Stockholder Proposal for a Report Regarding Political Contributions" and "Proposal 8: Elliott Proposal to Repeal Certain Provisions of or Amendments to the By-Laws Adopted Since February 2, 2011," for a more complete description of each of these proposals.

Why are we soliciting your vote?

        After extensive study and analysis, we are convinced that tremendous value is trapped inside the Company as a result of poor oversight by a board of directors lacking both the experience and independence to set a clear, shareholder-focused, value-creating strategy. As a result, we have identified and are submitting for election at the Company's 2013 Annual Meeting a slate of five independent, highly qualified nominees to join the Board. The Nominees and Alternate Nominees each bring substantial expertise and deep experience and were selected specifically for what we believe to be their ability to foster the boardroom dynamics that are required to unlock the Company's enormous potential. We urge the Stockholders to support us in this effort by voting "FOR" our Nominees (or, if applicable, the Alternate Nominees).

Who are the Nominees and Alternate Nominees?

        We are proposing that Rodney F. Chase, Harvey Golub, Karl F. Kurz, David McManus and Marshall D. Smith be elected as directors of the Company to serve on the Board until the 2016 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Under the circumstances described in this Proxy Statement, one or both of William B. Berry or Jonathan R. Macey may be nominated in substitution for one more such Nominees, in which case each share represented by a GREEN proxy form will be voted for such Alternate Nominee(s).

        Set forth below are the names, ages, business addresses and business experience for the past five years and certain other information for Messrs. Chase, Golub, Kurz, McManus and Smith and for Messrs. Berry and Macey, the individuals nominated by Elliott as the Nominees and Alternate Nominees, respectively, to stand for election at the 2013 Annual Meeting. This information has been furnished to Elliott by the Nominees and Alternate Nominees. In addition, the table below sets forth a brief discussion of the specific experience, qualifications, attributes or skills that led to the conclusion that the Nominee or the Alternate Nominee should serve as a director for the Company as of the date hereof, in light of the Company's business and structure.

Nominees

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Rodney F. Chase (69)	26381 Woodlyn Drive, Bonita Springs, FL 34134	Mr. Chase is a former Deputy Group Chief Executive of BP plc, a large, international oil and gas company, and was on the board of BP for 11 years. He currently serves as the Non-Executive Chairman of Genel Energy, plc, an international oil and gas exploration and production company, a role he has served in since May 2011, and as a director of Tesoro Corporation, one of the largest independent petroleum refiners and marketers in the United States, a role he has served in since 2006. In addition, Mr. Chase became the Non-Executive Chairman of Computer Sciences Corporation, an information technology and professional services company, in March 2012, and has served on the board of Computer Sciences Corporation since 2001. Mr. Chase previously served as Non-Executive Chairman of Petrofac Limited, an international oil and gas services company, from 2005 to 2011; as a director of Nalco Holding Company, a supplier of water, energy and air improvement solutions and services for industrial and institutional markets, from 2005 to 2011; and as Deputy Chairman of Tesco plc, an international retailing company, from 2002 to 2010. Mr. Chase retired from BP in April 2003 after 38 years of service. He spent four years as Head of Finance and Group Treasurer and five years as Chairman and CEO of BP America before joining the BP plc board in 1992. Mr. Chase served on the BP board first as Chief Executive Officer of Marketing & Refining, then as Chief Executive Officer of Exploration & Production, and from 1999 as Deputy Group Chief Executive. During his career at BP, Mr. Chase had major responsibility for the sale of BP Minerals, and the acquisition and integration of Sohio, Britoil, Amoco, ARCO, Mobil Europe, Castrol and Veba Oil, together with the disposal of BP's holding in Ruhrgas. He was instrumental in the creation of TNK-BP, BP's Russian business entity. Elliott believes that the attributes, skills and qualifications that Mr. Chase has obtained through his experience in the oil and gas industry, corporate management, international operations, public company governance and board practices will provide the Board and the Company with valuable industry knowledge and strategic planning experience.

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Harvey Golub (73)	3399 PGA Boulevard, Suite 360, Palm Beach Gardens, FL 33410

Mr. Golub served as the Chairman and Chief Executive Officer of American Express Company, a global financial services company, from 1993 to 2001. He joined American Express in 1983 as the President and Chief Executive Officer of IDS Financial Services, now known as Ameriprise Financial. Prior to joining IDS, Mr. Golub was a Senior Partner with McKinsey and Co., an international management consulting firm. Mr. Golub currently serves as Chairman of financial advisory firm Miller Buckfire & Co., a position he has held since October 2011. Previously Mr. Golub served as Executive Chairman of Ripplewood Holdings LLC, a private equity firm, from June 2006 to December 2008. Mr. Golub has also served on the boards of Campbell Soup Company, a producer of canned soups and related products, from September 1996 to November 2011 (as Non-Executive Chairman from November 2004 to August 2009); The Reader's Digest Association, a global media and direct marketing company, from March 2007 to August 2009 (as Non-Executive Chairman); American International Group, Inc., an international insurance and financial services company, from June 2009 to July 2010 (as Non-Executive Chairman from August 2009); and RHJ International S.A., a financial services company, from June 2006 to June 2011. Elliott believes that the attributes, skills and qualifications that Mr. Golub has obtained as a highly distinguished and accomplished executive with experience in finance, operations, and strategic turnarounds will provide the Board and the Company with valuable judgment, wisdom and perspective.

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Karl F. Kurz (51)	2126 Fawn Meadow Lane, Richmond, TX 77406

Mr. Kurz served as the Chief Operating Officer for Anadarko Petroleum Corporation, a large, publicly traded oil and gas exploration and production company, from December 2006 to March 2009. From September 2009 to September 2012, he served as Managing Director and Co-Head of the Energy Group of CCMP Capital Advisors, LLC, a global private equity firm specializing in buyouts and growth equity investments. Before becoming Chief Operating Officer of Anadarko, Mr. Kurz served the company in various capacities, including as Senior Vice President, North America Operations, Midstream and Marketing; Senior Vice President, United States Onshore and Marketing; and Vice President, Midstream and Marketing. Before joining Anadarko, Mr. Kurz served as General Manager of Midstream and Marketing for Vastar Resources, Inc., an independent oil and gas company, and, prior to that, as Manager of Crude Oil Marketing for ARCO Oil & Gas Company. Mr. Kurz has served as a director of SemGroup Corporation, a midstream energy company, since November 2009, and as a director of Global Geophysical Services,  Inc., a provider of seismic data solutions to the oil and gas industry, since December 2010. Mr. Kurz's former board memberships include Western Gas Partners, LLC (a subsidiary of Anadarko), from 2007 to 2008, and Chaparral Energy Inc., an independent oil and gas company, from 2010 to September 2012. Elliott believes that the attributes, skills and qualifications that Mr. Kurz has obtained through his energy industry experience, with a particular focus on executive management, operations, midstream, marketing, business development and planning, will allow Mr. Kurz to provide the Board and the Company with valuable management experience and key industry insight.

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
David McManus (59)	Broome Herbert Road, Fleet, Hants, United Kingdom

Mr. McManus served in International Operations at Pioneer Natural Resources Co., a publicly traded oil and gas company, from 2005 to 2011, first as Vice President of South Africa and Tunisia and, from 2008, as Executive Vice President and Head of International Operations, focusing on the exploration and commercialization of reserves. From 2000 to 2004, he served in various capacities as Executive Vice President at BG Group plc, a company engaged in the exploration and production of oil and natural gas. Previously Mr. McManus was President of ARCO Europe until ARCO's merger with BP in 2000. Mr. McManus' oil and gas industry experience prior to joining ARCO included roles at Ultramar, Fluor, Lasmo and Shell. He became Chairman of FLEX LNG Limited, a liquefied natural gas production company, in September 2011. Mr. McManus has also served as a director of Rockhopper Exploration plc, an exploration company with assets in the Falkland Islands, since 2011, and as a director of Caza Oil & Gas Inc., since 2012. He previously served on the board of Cape plc, an energy service company, from 2004 to 2012. Mr. McManus is currently a consultant advising a number of companies on strategy. Elliott believes that the attributes, skills and qualifications that Mr. McManus has obtained as an exceptionally experienced international business leader in the energy industry will provide the Board and the Company with project management and commercial expertise.

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Marshall D. Smith (53)	400 North Sam Houston Parkway East, Suite 1200, Houston, TX 77060

Mr. Smith is Senior Vice President and Chief Financial Officer of Ultra Petroleum Corporation, an independent energy company engaged in the exploration and production of oil and natural gas. He has been Senior Vice President of Ultra Petroleum since February 2011 and Chief Financial Officer since July 2005. Mr. Smith has over 30 years of experience in all aspects of the energy industry including operations, strategic planning, corporate finance, banking and business development. Mr. Smith's experience includes roles at various energy companies: Chief Financial Officer of Gulf Liquids, Inc. from 2001 to 2002; Vice President of Business Development at J.M. Huber Energy from 2002 to 2004; and Vice President of Upstream Business Development at Constellation Energy from 2004 until joining Ultra Petroleum in 2005. Elliott believes that the attributes, skills and qualifications that Mr. Smith has obtained through his extensive management and financial experience in the resource play environment will provide the Board and the Company with industry knowledge, executive experience and valuable insight regarding operational and financial aspects of the Company's business.

Alternate Nominees

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
William B. Berry (60)	P.O. Box L, Katy, TX 77492	Mr. Berry served as Executive Vice President, Exploration and Production, of ConocoPhillips, a major international integrated energy company, from 2003 until his retirement in December 2007. He has over 30 years of experience with ConocoPhillips and Phillips Petroleum Company, which became a part of Conoco Philips in 2002. While with these companies, he served at various times in other executive positions, including President, Asia Pacific; Senior Vice President of Exploration and Production, Eurasia—Middle East; Vice President of Exploration and Production, Eurasia; Vice President of International Exploration and Production, New Ventures; Country Manager for International Exploration and Production in China; Manager, Corporate Planning; and Operations Manager responsible for exploration and production and gas gathering and processing for Phillips' Permian Basin operations. Mr. Berry has served as a director of Willbros Group, Inc., a global engineering and construction company, since March 2008; Nexen, Inc., an upstream oil and gas company, since December 2008; and Teekay Corporation, a company that engages in the marine transportation of crude oil and gas, since June 2011. Elliott believes that the attributes, skills and qualifications that Mr. Berry has obtained through his three decades of operational experience as a senior executive with a fully-integrated multinational energy company and his experience as a board member through the strategic restructuring that Nexen undertook in 2012 will provide the Board and the Company with valuable industry knowledge, management experience and insight into value-maximizing strategies.

Name and Age	Business Address	Principal Occupation or Employment and Public Company Directorships, in Each Case During the Last Five Years
Jonathan R. Macey (57)	Yale Law School, 127 Wall Street, New Haven, CT 06511

Since 2004, Professor Macey has been the Sam Harris Professor of Corporate Law, Corporate Finance and Securities Law at Yale Law School and a professor at the Yale School of Management. He serves as the Chair of the Yale University Advisory Community on Investor Responsibility, a member of the board of directors of the Yale Law School Center for the Study of Corporate Governance and a member of the Faculty Advisory Group of the Yale Center for Corporate Governance and Performance. Professor Macey also serves on the Economics Advisory Board of the Financial Industry Regulatory Authority (FINRA), and the Banking and Securities Editorial Board of CCH/Aspen Publishers. He is widely published in the fields of corporate law and corporate governance. Professor Macey served as a director of WCI Communities, Inc., a fully integrated homebuilding and real estate services company, from August 2007 to November 2009. WCI Communities was a public company prior to its deregistration under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in March 2009. Professor Macey earned his B.A. from Harvard in 1977 and his J.D. from Yale Law School in 1982. Elliott believes that the attributes, skills and qualifications that Professor Macey has obtained through his long and distinguished career as a professor of corporate law, prior experience as an independent director of a public company and education will provide the Board and the Company with expertise in corporate governance, securities law and finance and a valuable source of legal knowledge and current thinking on governance issues that would enhance the Board's consideration and performance of its duties.

        The Board currently consists of 14 directors, divided into three classes, of which one class, consisting of five directors, is up for election at the 2013 Annual Meeting. According to the Company's Proxy Statement, the Board intends to nominate five candidates for election as directors at the 2013 Annual Meeting. This Proxy Statement is soliciting proxies to elect Messrs. Chase, Golub, Kurz, McManus and Smith (or, under the circumstances described herein, Mr. Berry or Mr. Macey in substitution for one or more of such Nominees) to serve as directors on the Board.

        If elected, the Nominees (or Alternate Nominees, if applicable) will be a minority of the directors and will not alone be able to adopt resolutions or otherwise cause the Board to act. However, the Nominees (and Alternate Nominees, if elected) expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees and Alternate Nominees believe they can effect positive change at the Company.

        The corporate governance guidelines of the Company, which are available on the Company's website at http://phx.corporate-ir.net/phoenix.zhtml?c=101801&p=irol-govhighlights, provide that determinations of independence shall be made in accordance with the criteria for independence required by the NYSE. Based on the information furnished by the Nominees and the Alternate Nominees, Elliott believes each of the Nominees and Alternate Nominees is independent under such standards and Elliott has no knowledge of any facts that would prevent the determination that each of the Nominees and Alternate Nominees is independent under such standards.

Who are the Alternate Nominees and under what circumstances will they be selected by Elliott for election to the Board?

        The Alternate Nominees are William B. Berry and Jonathan R. Macey. Under the circumstances described in this Proxy Statement, Elliott reserves the right to nominate Mr. Berry or Mr. Macey in substitution for one or more Nominees.

Who can vote at the 2013 Annual Meeting?

        According to the Company's Proxy Statement, holders of record of Common Stock at the close of business on April 8, 2013 will be entitled to vote at the 2013 Annual Meeting. Each share of Common Stock will be entitled to one vote. On March 15, 2013 (the most practicable date prior to the date of the Company's Proxy Statement), according to the Company's Proxy Statement, there were 343,123,070 shares of Common Stock outstanding and no other voting securities of the Company outstanding.

How do proxies work?

        Elliott is asking you to appoint Bruce H. Goldfarb, Quentin Koffey and John Pike as your proxy holders to vote your shares of Common Stock at the 2013 Annual Meeting. You make this appointment by voting the enclosed GREEN proxy form or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the 2013 Annual Meeting, according to the directions you provide. You may vote for all, some or none of our director candidates. Whether or not you are able to attend the 2013 Annual Meeting, you are urged to complete the enclosed GREEN proxy form and return it in the enclosed self-addressed, prepaid envelope or follow the instructions located on the GREEN proxy form to vote by telephone or Internet. All valid proxies received prior to the meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification. IF NO SPECIFICATION IS MADE, THE SHARES OF COMMON STOCK WILL BE VOTED (I) "FOR" RODNEY F. CHASE FOR DIRECTOR; (II) "FOR" HARVEY GOLUB FOR DIRECTOR; (III) "FOR" KARL F. KURZ FOR DIRECTOR; (IV) "FOR" DAVID McMANUS FOR DIRECTOR; (V) "FOR" MARSHALL D. SMITH FOR DIRECTOR; (VI) UNDER THE CIRCUMSTANCES DESCRIBED HEREIN, "FOR" WILLIAM B. BERRY OR JONATHAN R. MACEY IN SUBSTITUTION FOR ONE OR MORE OF THE NOMINEES INDICATED IN ITEMS (I) THROUGH (V); (VII) "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; (VIII) "AGAINST" THE COMPANY'S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS; (IX) "FOR" THE COMPANY'S PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS TO DECLASSIFY THE BOARD; (X) "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD ADOPT A POLICY THAT REQUIRES AN INDEPENDENT CHAIRMAN; (XI) "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD TAKE ACTION TO IMPLEMENT A SIMPLE MAJORITY VOTE STANDARD; (XII) "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE COMPANY PROVIDE A REPORT REGARDING

POLITICAL CONTRIBUTIONS; (XIII) "FOR" THE REPEAL OF ANY PROVISION OF OR AMENDMENT TO THE BY-LAWS ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE STOCKHOLDERS AFTER FEBRUARY 2, 2011 AND BEFORE THE 2013 ANNUAL MEETING; AND (XIV) IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2013 ANNUAL MEETING.

        We do not know of any other matters to be presented for approval by the Stockholders at the 2013 Annual Meeting. Unless you indicate otherwise on the GREEN proxy form or through the telephone or Internet voting procedures, you also authorize your proxy holders to vote your shares of Common Stock in their discretion on any matters not known by Elliott at the time this Proxy Statement was printed and that, under the Company's By-Laws, may be properly presented for action by the Stockholders at the 2013 Annual Meeting.

What do I need to attend the 2013 Annual Meeting?

        The 2013 Annual Meeting will be held at Hess Corporation, 1501 McKinney Street, Houston, Texas 77010 on Thursday, May 16, 2013 at 9:00 a.m., local time. You should be prepared to present valid government-issued photo identification, such as a driver's license or passport, for admittance. In addition, if you are a stockholder of record, your name will be verified against the list of stockholders of record prior to admittance to the 2013 Annual Meeting. If you are a beneficial owner, you must provide proof of beneficial ownership on the Record Date, such as your account statement showing that you owned your stock as of April 8, 2013, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide valid government-issued photo identification and comply with the other procedures outlined above, you will not be admitted to the 2013 Annual Meeting. You do not need to attend the 2013 Annual Meeting to vote. Even if you plan to attend the 2013 Annual Meeting, please submit your vote in advance as instructed in this Proxy Statement.

What is the quorum requirement for the 2013 Annual Meeting?

        A majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum at the 2013 Annual Meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum for the transaction of business.

What is the effect of an "ABSTAIN" vote?

        Abstentions are considered to be present and entitled to vote with respect to each relevant proposal, but will not be considered a vote cast with respect to that proposal. Therefore, an abstention will effectively be a vote against each of the proposals, except for the election of directors.

What is a broker non-vote?

        A "broker non-vote" occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide the record holder with voting instructions on any "non-routine" matters brought to a vote at a stockholder meeting.

        Under the rules of the New York Stock Exchange, "non-routine" matters include the election of directors, the advisory vote to approve the compensation of named executive officers, amendments to the Company's charter to declassify the Board, the stockholder proposals and the Elliott Proposal described in this Proxy Statement. As such, a broker may not vote your shares with respect to such matters without your instructions. Given the contested nature of the election, the rules of the New York Stock Exchange do not permit broker discretionary authority to vote on any proposals to be voted on at the meeting, whether routine or not.

        If your shares are held of record by a bank, broker or other nominee, we urge you to give instructions to your bank, broker or other nominee as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

What vote is required to elect the Nominees or Alternate Nominees?

        According to the Company's Proxy Statement, the election of directors at the 2013 Annual Meeting is considered a contested election as defined in the Company's By-Laws, and the five nominees receiving the highest number of "FOR" votes will be elected. Withhold votes will be counted as present for purposes of this vote but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

What vote is required to approve the other proposals described in this Proxy Statement?

        Proposal 2:    Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted as present and will have the effect of a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        Proposal 3:    The proposal to approve executive compensation on an advisory basis is not binding on the Company, the Board or the compensation and management development committee of the Board, and will be considered to have been approved if it receives the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        Proposal 4:    The proposal to amend the Company's Certificate of Incorporation and By-Laws to declassify the Board requires the affirmative vote of 80% of the outstanding shares of Common Stock. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposal.

        Proposal 5:    Approval of the stockholder proposal recommending that the Board adopt a policy that requires an independent chairman requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        Proposal 6:    Approval of the stockholder proposal recommending that the Board take action to implement a simple majority vote standard requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        Proposal 7:    Approval of the stockholder proposal recommending that the Company provide a report regarding political contributions requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        Proposal 8:    Approval of the Elliott Proposal requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        If other matters are properly brought before the 2013 Annual Meeting, the vote required will be determined in accordance with applicable law, the NYSE Rules and the Company's Certificate of Incorporation and By-Laws, as applicable.

What should I do in order to vote for the Nominees or Alternate Nominees and the other proposals?

        If your shares of Common Stock are held of record in your own name, please authorize a proxy to vote by marking, signing, dating and returning the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instruction on the GREEN proxy form to vote by telephone or Internet.

        If you hold your shares of Common Stock in "street name" with a bank, brokerage firm, dealer, trust company or other nominee, only they can exercise your right to vote with respect to your shares of Common Stock and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your bank, brokerage firm, dealer, trust company or other nominee to ensure that a GREEN proxy form is submitted on your behalf. Please follow the instructions to authorize a proxy to vote provided on the enclosed GREEN proxy form. If your bank, brokerage firm, dealer, trust company or other nominee provides for voting instructions to be delivered to them by Internet or telephone, instructions will be included on the enclosed GREEN proxy form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions to us, care of Okapi Partners LLC, 437 Madison Avenue, 28th Floor, New York, New York 10022, so that we may be aware of all instructions given and can attempt to ensure that such instructions are followed.

        YOUR VOTE IS VERY IMPORTANT.    If you do not plan to attend the 2013 Annual Meeting, we encourage you to read this Proxy Statement and date, sign and return your completed GREEN proxy form provided to you by us, or follow the instructions located on your GREEN proxy form to vote by telephone or internet prior to the 2013 Annual Meeting so that your shares of Common Stock will be represented and voted in accordance with your instructions. Even if you plan to attend the 2013 Annual Meeting in person, we recommend that you authorize a proxy to vote your shares of Common Stock in advance as described above so that your vote will be counted if you later decide not to attend the 2013 Annual Meeting. To ensure that your vote is counted, please remember to submit your vote so that it is received by us no later than 11:59 p.m. Eastern Time on May 15, 2013, the day prior to the Annual Meeting.

What does it mean if I receive more than one GREEN proxy form on or about the same time?

        It generally means you hold shares registered in more than one account. In order to vote all of your shares, please sign and return each GREEN proxy form or, if you vote via the internet or telephone, vote once for each GREEN proxy form you receive.

What is the deadline for submitting proxies?

        (a)   Internet: Votes submitted electronically via the Internet must be received by 11:59 p.m. Eastern Time on May 15, 2013.

        (b)   Telephone: Votes submitted electronically by telephone must be received by 11:59 p.m. Eastern Time on May 15, 2013.

        (c)   Mail: Votes submitted by mail via written proxy must be returned in sufficient time to be counted prior to the closing of the polls at the 2013 Annual Meeting.

        (d)   In Person: All stockholders of record as of the Record Date may vote in person at the 2013 Annual Meeting.

How do I revoke a proxy?

        Any Stockholder has the power to revoke a previously submitted proxy at any time before it is exercised even if you submitted a proxy card or form sent to you by the Company. If you are a registered holder of Common Stock, you may revoke a previously submitted proxy by:

  •
  voting over the internet or by telephone at a later time in the manner provided on the GREEN proxy form or any other later-dated proxy;

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  signing, dating and returning the enclosed GREEN proxy form or any other later-dated proxy in the postage-paid envelope provided;

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  delivering a written notice of revocation to the Corporate Secretary of the Company c/o Hess Corporation, 1185 Avenue of the Americas, New York, New York 10036; or

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  attending the 2013 Annual Meeting and voting in person.

        Please note, however, that only your last-dated proxy will count—any proxy may be revoked at any time prior to its exercise at the 2013 Annual Meeting as described in this Proxy Statement. Attending the 2013 Annual Meeting alone without taking one of the actions above will not revoke your proxy.

        Stockholders who hold their shares of Common Stock in "street name" with a bank, brokerage firm, dealer, trust company or other nominee will need to notify the person responsible for their account to revoke or withdraw previously given instructions. Unless revoked in the manner set forth above and subject to the foregoing, duly authorized proxies in the form enclosed will be voted at the 2013 Annual Meeting in accordance with your instructions. We request that a copy of any revocation sent to the Company or any revocation notification sent to the person responsible for a bank or brokerage account also be sent to us, care of Okapi Partners LLC, at the address listed above, so that we may be aware of any revocation of a proxy.

        PLEASE DO NOT RETURN ANY WHITE PROXY CARD YOU MAY RECEIVE FROM THE COMPANY OR OTHERWISE AUTHORIZE A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2013 ANNUAL MEETING, NOT EVEN AS A PROTEST VOTE. IF YOU HAVE ALREADY RETURNED A WHITE PROXY CARD TO THE COMPANY OR OTHERWISE AUTHORIZED A PROXY TO VOTE YOUR SHARES OF COMMON STOCK AT THE 2013 ANNUAL MEETING, IT IS NOT TOO LATE TO CHANGE YOUR VOTE. TO REVOKE YOUR PRIOR PROXY AND CHANGE YOUR VOTE, SIMPLY SIGN AND RETURN THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED OR USE THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. ONLY YOUR LATEST DATED PROXY WILL BE COUNTED.

Who is paying for the solicitation on behalf of Elliott?

        Elliott will pay all costs of the solicitation of proxies on behalf of Elliott and the other participants described on Annex A hereto for the 2013 Annual Meeting. Elliott does not intend to seek reimbursement of those costs from the Company.

Whom should I call if I have any questions about the solicitation?

        If you have any questions, or need assistance in voting your shares of Common Stock, please call our proxy solicitor, Okapi Partners LLC, toll free, at 877-796-5274.

        YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. ELLIOTT URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GREEN PROXY FORM TODAY TO VOTE "FOR" THE ELECTION OF OUR NOMINEES (OR, IF APPLICABLE, THE ALTERNATE NOMINEES), "FOR" THE COMPANY'S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT COMMITTEE OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013, "AGAINST" THE COMPANY'S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, "FOR" THE COMPANY'S PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS TO DECLASSIFY THE BOARD, "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD ADOPT A POLICY THAT REQUIRES AN INDEPENDENT CHAIRMAN, "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD TAKE ACTION TO IMPLEMENT A SIMPLE MAJORITY VOTE STANDARD, "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE COMPANY PROVIDE A REPORT REGARDING POLITICAL CONTRIBUTIONS AND "FOR" THE ELLIOTT PROPOSAL.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 16, 2013:
The proxy materials are available at http://www.reassesshess.com.

BACKGROUND OF THE SOLICITATION

        On January 25, 2013, Elliott notified the Company by letter that it intended to file notices under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR") to enable Elliott to acquire more than $800 million of the Common Stock, including those shares Elliott already owned. In a separate letter from Elliott's counsel, Elliott informed the Company that it was considering nominating candidates for election to the Board at the 2013 Annual Meeting and asked the Company to confirm whether a proposed form of representations that would be provided by the Nominees complied as to form. By written letter to Elliott's counsel that same day, the Company provided the requested confirmation and advised Elliott of the nomination deadline.

        On January 28, 2013, the Company publicly confirmed that it had received the foregoing notices from Elliott.

        On January 29, 2013, Elliott publicly filed various solicitation materials, including a presentation and press release including an open letter to stockholders, in which Elliott announced its intention to nominate the Nominees (or Alternate Nominees) for election at the 2013 Annual Meeting and called upon Hess to conduct a full strategic and operational review of the Company to consider all pathways to maximize stockholder value.

        On January 30, 2013, Elliott delivered a notice to the Company proposing to nominate the Nominees (or Alternate Nominees) to stand for election at the 2013 Annual Meeting and identifying the Nominees and the Alternate Nominees. The notice also included Elliott's proposal to repeal any provisions or amendments of the By-Laws adopted without stockholder approval after February 2, 2011 and before the 2013 Annual Meeting.

        On February 5, 2013, Elliott submitted a request for certain stocklist materials pursuant to Section 220 of the Delaware General Corporation Law.

        On February 13, 2013, the Federal Trade Commission granted Elliott early termination of the HSR waiting period.

        On February 26, 2013, the Company and Elliott executed a confidentiality agreement in connection with Elliott's request for certain stocklist materials.

        On March 4, 2013, the Company announced several restructuring initiatives and that it would be nominating five new director candidates for election at the 2013 Annual Meeting and had appointed a sixth additional new director to the Board to fill a vacancy created by the resignation of an existing director. Later that day, Elliott publicly filed an open letter to stockholders outlining Elliott's belief that the steps announced by the Company were insufficient in light of the challenges confronting the Company and highlighting various concerns raised by the Company's announcement.

        On March 13, 2013, Elliott publicly filed a presentation entitled "Accountability Needed to Recoup Shareholder Value". That presentation set out in detail the basis for Elliott's belief that Hess is a company with premier assets and tremendous potential value, but that it has suffered from a lack of oversight and accountability.

        On March 20, 2013, Elliott filed its preliminary proxy statement and on March 29, 2013, Elliott filed Amendment No. 1 thereto.

        On March 21, 2013, the Company filed the Company's Proxy Statement, indicating therein that it intended to mail the Company's Proxy Statement to Stockholders on or about March 21, 2013.

        On April 3, 2013, Elliott filed this definitive Proxy Statement.

        As of the date hereof, the Company and Elliott have not had any other material contacts.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        We propose that the Stockholders elect Rodney F. Chase, Harvey Golub, Karl F. Kurz, David McManus and Marshall D. Smith (or, if any of the foregoing Nominees is unable or unwilling to serve or under certain other circumstances as described below, Mr. Berry or Mr. Macey in substitution for one or more such Nominees) as directors of the Company at the 2013 Annual Meeting. According to the Company's Proxy Statement, the Board currently consists of 14 directors, divided into three classes, of which one class, consisting of five directors, is up for election at the 2013 Annual Meeting.

        According to the Company's Proxy Statement, the election of directors at the 2013 Annual Meeting is considered a contested election as defined in the Company's By-Laws, and the five nominees receiving the highest number of "FOR" votes will be elected. Withhold votes will be counted as present for purposes of this vote, but are not counted as votes cast. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        The Nominees or Alternate Nominees, if elected at the 2013 Annual Meeting, would hold office until the 2016 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Each of the Nominees and Alternate Nominees has consented to being named as a nominee in this Proxy Statement and, if elected, to serving as a director of the Company.

        The corporate governance guidelines of the Company, which are available on the Company's website at http://phx.corporate-ir.net/phoenix.zhtml?c=101801&p=irol-govhighlights, provide that determinations of independence shall be made in accordance with the criteria for independence required by the NYSE. Based on the information furnished by the Nominees and Alternate Nominees, Elliott believes each of the Nominees and Alternate Nominees is independent under such standards and Elliott has no knowledge of any facts that would prevent the determination that each of the Nominees and Alternate Nominees is independent under such standards.

        In addition, each of the Nominees and Alternate Nominees understands that, if elected as a director of the Company, each Nominee and Alternate Nominee would have an obligation to act in the best interests of the Company and the Stockholders in accordance with his duties as a director.

        We are not seeking control of the Board at the 2013 Annual Meeting. If elected, the Nominees (and, if applicable, the Alternate Nominees) would be a minority of the directors and would not alone be able to adopt resolutions or otherwise cause the Board to act. However, the Nominees (and Alternate Nominees, if elected) expect to be able to actively engage other Board members in full discussion of the issues facing the Company and resolve them together. By utilizing their respective experiences and working constructively with Board members, the Nominees and Alternate Nominees believe they can effect positive change at the Company.

        Elliott reserves the right to nominate the Alternate Nominees in substitution of any of the Nominees. Elliott also reserves the right to nominate the Alternate Nominees in the event the Company purports to increase the number of directorships, replaces directors not up for reelection at the 2013 Annual Meeting, makes or announces any changes to the By-Laws or takes or announces any other action that purports to have, or if consummated would purport to have, the effect of disqualifying any of the Nominees, and/or any Nominee is unable to serve or for good cause will not serve. To the extent that the Company proposes to put up for election more than five nominees at the 2013 Annual Meeting, Elliott reserves the right to nominate an equal number of additional persons, which Elliott believes would be an available remedy under Delaware law in response to any attempt by the Company to interfere with the voting rights of the Company's stockholders. Additional nominations made pursuant to the foregoing are without prejudice to the position of Elliott that any attempt to change the size of the Board or disqualify any of the Nominees or Alternate Nominees through Bylaw amendments or otherwise would constitute unlawful manipulation of the Company's corporate machinery. Elliott reserves the right to challenge any action by the Company that has, or if consummated would have, the effect of disqualifying any Nominee or Alternate Nominee. To the extent only five director slots are up for election at the 2013 Annual Meeting, Elliott will use proxies solicited only to vote for the five Nominees identified in the Proxy Statement, or if one or more of the Nominees is unwilling or otherwise unable to serve, then for one or both of the Alternate Nominees, as the case may be. In the case that Elliott substitutes a nominee or proposes an additional nominee, Elliott will file and deliver supplemental proxy materials, including a revised proxy card, disclosing the information relating to any substitute nominee or additional nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Exchange Act. Only in such case will the shares of Common Stock of the Company represented by the enclosed GREEN proxy form be voted for substitute nominees or additional nominees.

Information Regarding the Nominees and Alternate Nominees

        Information pertaining to the Nominees and Alternate Nominees, including the name, age, present principal occupation, business address and business experience for the past five years and certain other information, is set forth in the question and answer section of this Proxy Statement under the section entitled "Who are the Nominees and Alternate Nominees?", which we urge you to read. This information has been furnished to Elliott by the Nominees and Alternate Nominees. Other than as disclosed in this Proxy Statement, there is no arrangement or understanding between any of the Nominees or Alternate Nominees and any other person(s) pursuant to which any such Nominee or Alternate Nominee was or is to be selected as a director or nominee of the Company.

Arrangements between Elliott and the Nominees

        In consideration of the substantial time and effort that each Nominee (and, if applicable, Alternate Nominee) will need to dedicate to instill proper governance and restore accountability to the Stockholders, and to align the Nominees with the long-term interests of the Stockholders, Elliott and each Nominee and Alternate Nominee has entered into an Engagement and Indemnification Agreement, the form of which is attached hereto as Annex B. Pursuant to these agreements, Elliott will pay:

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  A one-time fee of $50,000 in cash to each Nominee and Alternate Nominee, payable upon submission by Elliott to the Secretary of the Company of a notice of nomination of candidates for election to the Board at the 2013 Annual Meeting.

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  An amount equal to $10,000 for each 1% of outperformance (up to a maximum of 300% outperformance), with outperformance measured as the amount by which the total return on Common Stock of the Company exceeds the average total return on the publicly traded common stock of a group of peer companies from the effective date of the applicable Engagement and Indemnification Agreement to, except as provided below, the end of three years following the 2013 Annual Meeting (the "Initial Participation Amount"). The Initial Participation Amount is payable to each Nominee and Alternate Nominee (other than Mr. Macey) if any Nominee or Alternate Nominee is appointed or elected as a director of the Company in connection with the 2013 Annual Meeting.

  •
  An additional amount equal to $20,000 for each 1% of outperformance (measured and limited as described above). This additional amount is payable only to those Nominees or Alternate Nominees who are appointed or elected as a director of the Company in connection with the 2013 Annual Meeting and serve as director of the Company until at least the first annual meeting of stockholders of the Company following the 2013 Annual Meeting (the "Enhanced Participation Amount"). The Enhanced Participation Amount will, if payable, be in addition to the Initial Participation Amount. The Enhanced Participation Amount will be pro-rated down if the individual receiving it does not serve as a director for the entire measurement period.

        The Engagement and Indemnification Agreement of each Nominee and Alternate Nominee is in the form attached as Annex B, except that Elliott and Mr. Macey have agreed that Mr. Macey will not be entitled to the Initial Participation Amount. Also, if Mr. Macey is appointed or elected as a director of the Company in connection with the 2013 Annual Meeting and serves as director of the Company until the first annual meeting of stockholders of the Company following the 2013 Annual Meeting, Mr. Macey will receive an Enhanced Participation Amount equal to $30,000 (rather than $20,000) for each 1% of outperformance (to compensate for not having received the Initial Participation Amount).

        Elliott set the effective date of each Engagement and Indemnification Agreement—which in each case was in January 2013—as the beginning of the measurement period for the payments described above in order to provide a baseline valuation unaffected by market reaction to the announcement of Elliott's campaign and the announcement of the Nominees and Alternate Nominees or any actions taken by the Company in response to Elliott's campaign. Elliott believes that using this unaffected price provides the most appropriate measure of changes in value achieved by the Nominees and Alternate Nominees' participation in this proxy contest and tenure on the Board. As an example of the arrangements described above, if (x) a Nominee were elected to the Board and (y) during the three years following the 2013 Annual Meeting the Common Stock had a total return of 30%, as compared to an average total return of the peer group of 20% (so, an outperformance of 10%) and (z) that Nominee served as a director for the entire three-year period, then:

  •
  each Nominee and Alternate Nominee (other than Mr. Macey) would receive an Initial Participation Amount of $100,000 ($10,000 × 10); and

  •
  that Nominee would receive an Enhanced Participation Amount of $200,000 ($20,000 × 10).

        By contrast, under the same circumstances, if the Common Stock had a total return during the same period of 30% and the average total return of the peer group was 35%, no Nominee or Alternate Nominee would receive any payment under these arrangements.

        Elliott has been informed that the arrangements described above have been mischaracterized as paying Nominees and Alternate Nominees $9,000,000 to sell the Company. As noted above, these arrangements pay solely on the realization of comparative value. Further, the $9,000,000 does not represent any likely payment under the arrangements, but rather represents the maximum possible payment based on the 300% cap on outperformance described above. In order to achieve a $9,000,000 payment, the Company would need to outperform its proxy peers by 300%. To place that into historical perspective, as Elliott has detailed in its public filings, the Company has underperformed its proxy peers by 29% over the past three years, by 33% over the past five years and by 333% over the 17-year tenure of the current Chief Executive Officer.

        For purposes of calculating the payment amounts above, the peer group of companies is the same list of companies identified as the Company's peer firms in the Company's Proxy Statement and, according to the Company's Proxy Statement, the same list used to determine payouts to the Company's senior management under the Company's performance share unit program introduced in 2012.

The peer companies are:

  Anadarko Petroleum Corporation
  Apache Corporation
  BP plc
  Chevron Corporation
  ConocoPhillips
  Devon Energy Corporation
  EOG Resources, Inc.
  Exxon Mobil Corporation
  Marathon Oil Corporation
  Murphy Oil Corporation
  Occidental Petroleum Corporation
  Royal Dutch Shell plc
  Statoil ASA
  Talisman Energy Inc.
  Total S.A.

        For both the Company and the peer group companies, in the event of a "sale transaction" prior to the end of the three-year period, total return will be determined based on the economic value for the relevant securities reflected in that transaction. The term "sale transaction" is defined in the agreements to include a sale of all or substantially all assets of the relevant company or a change of control transaction that does not result in there being a publicly traded stock primarily relating to the business of that company. This mechanism was included in order to account for the possibility, in the context of a mechanic based upon market prices of securities, that either the Company or one or more of the peer companies might engage in a transaction during the measurement period that would result in there no longer being a relevant publicly traded security with respect to that company. With respect to the Company, a sale transaction would result in an early termination of the measurement period. As a result of this mechanic, the payments to Nominees or Alternate Nominees could be favorably or unfavorably affected by a sale transaction by the Company or by a sale transaction by one or more of the peer companies. Elliott believes that this feature of the compensation arrangements does not prevent those arrangements from representing a valuable mechanism for aligning the interests of newly elected directors, who have not had the opportunity through long tenure on the Board to build substantial stakes of Company Common Stock, with those of stockholders. Under these arrangements, the Nominees and Alternate Nominees will have the opportunity to profit if the Company creates value for stockholders over an extended time horizon based upon their initial term as directors. These arrangements use the same three-year time horizon that is used for full vesting under the Company's restricted stock awards, performance share units and stock options, but offer a narrower concept of change of control than is included in those Company incentive plans. Given the range of opportunities identified by Elliott in its public filings for realizing stockholder value—none of which involve a sale of the Company—and the ideas Elliott expects its Nominees and Alternate Nominees to bring if elected to the Board, Elliott believes these arrangements offer a powerful incentive that is consistent with the interests of all stockholders.

        In addition, Elliott has agreed to indemnify the Nominees and Alternate Nominees against losses incurred in connection with their service as nominees or alternate nominees, as applicable, for election as directors of the Company and in connection with the solicitation of proxies in respect thereof, to the extent that indemnification is not otherwise available, including from the Company, and to reimburse the Nominees and the Alternate Nominees for out-of-pocket expenses incurred in their capacity as nominees or alternate nominees, as applicable, including, without limitation, reimbursement for reasonable travel expenses. Also under the agreements, each Nominee and Alternate Nominee agreed to maintain the confidentiality of information provided to such individual by Elliott or its agents, subject to customary exceptions for information available to the public or disclosure required by law. This confidentiality undertaking was included to permit Elliott to share information regarding its analysis and strategies with the nominees during this proxy campaign. Elliott has undertaken to terminate these confidentiality provisions with respect to any Nominee or Alternate Nominee who is elected to the Board. As such, Elliott does not believe that these undertakings would have any impact on any Nominee or Alternate Nominee if such person were elected to the Board.

        Elliott entered into the fee arrangements described above because Elliott believes that the level of personal commitment required of the Nominees and Alternate Nominees to participate in this campaign—to endure intense public scrutiny and the resistance of an entrenched management and commit their time and reputations to the mission of unlocking the potential of the Company—should be appropriately compensated. Elliott believes that, by providing a payment tied entirely to the objective performance of the Company's Common Stock as compared to those of its proxy peers, these arrangements support an appropriate alignment of the interests of the Nominees and Alternate Nominees with those of all Stockholders.

        While Elliott recognizes that the arrangements described above would provide a benefit to some directors not shared by others, Elliott believes that what is important is that all directors have the proper incentives to align their interests with those of stockholders, not that all of those incentives be uniform in type or amount. In any board of directors, there will be individuals with different incentives—greater holdings of company stock than others, stock bought for more or less than others, greater or lesser amounts of options or incentive equity, being closer to or farther from retirement, closer relationships with management, etc.—that will shape their individual views. Elliott believes that the arrangements described above are an appropriate mechanism to align the interests for newly elected directors with those of all stockholders.

        The above description of the terms of the Engagement and Indemnification Agreements is qualified in its entirety by reference to the form of Engagement and Indemnification Agreement, which is attached as Annex B to this Proxy Statement and incorporated herein by reference. We urge you to read the full form of Engagement and Indemnification Agreement, which includes the detailed terms, conditions and definitions applicable to the arrangements described above.

Compensation of the Company's Directors

        If elected to the Board, except as set forth above or in Annex A, the Nominees (or, if applicable, Alternate Nominees) will not receive any compensation from Elliott to serve as nominees for election or as a director, if elected, of the Company.

        They will, however, receive whatever compensation the Board has established for non-employee directors of the Company unless and until the Board determines to change such compensation. The following discussion summarizes the Company's compensation and indemnification of directors based solely on the Company's Proxy Statement.

        According to the Company's Proxy Statement, in 2012, each director who was not an employee of the Company or any of its subsidiaries received an annual cash fee of $110,000 for membership on the Board, except Samuel A. Nunn who received $45,834 constituting a pro-rata annual fee. These directors received an additional annual cash fee of $10,000 for membership on each committee of the Board on which such director served, except for Audit Committee members who each received an annual cash fee of $25,000. The chairperson of each committee received an annual cash fee of $15,000, except for the chairman of the Audit Committee, who received an annual cash fee of $30,000. In addition, in March 2012 each non-employee director received 2,722 shares of fully vested Common Stock (constituting approximately $175,000 in value on the date of award), except Mr. Nunn who received 1,340 shares in September 2012 constituting a pro-rata award. These awards are made from shares purchased by the Company in the open market.

        The Company maintains, at its expense, a policy of insurance which insures its directors and officers. The By-Laws also contain provisions that provide for indemnification of directors, unless otherwise prohibited by law. The Certificate of Incorporation contains provisions eliminating the personal liability of a director to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to some exceptions.

        None of the Nominees, Alternate Nominees or any associate of any Nominee or any Alternate Nominee, has received any cash compensation, cash bonuses, deferred compensation, compensation pursuant to plans or other compensation, from, or in respect of, services rendered on behalf of the Company, or is subject to any arrangement described in Item 402 of Regulation S-K promulgated under the Securities Act of 1933, as amended ("Regulation S-K").

        None of the Nominees or Alternate Nominees has any position or office with the Company and no occupation or employment with which the Nominees or Alternate Nominees have been involved during the past five years was carried on with the Company or any corporation or organization that is a parent, subsidiary or other affiliate of the Company. None of the Nominees or Alternate Nominees has ever served on the Board.

Interests of the Nominees and Alternate Nominees

        We expect that each of the Nominees and Alternate Nominees, if elected, will be (i) entitled to receive compensation customarily paid by the Company to its non-employee directors; (ii) indemnified for service as a director of the Company to the same extent indemnification is provided to the current directors of the Company; and (iii) covered by the Company's director and officer liability insurance.

        The Nominees and the Alternate Nominees may be deemed to have an interest in their nominations for election to the Board by virtue of compensation the Nominees and the Alternate Nominees will receive from the Company as a director, if elected to the Board, and as described elsewhere in this Proxy Statement.

        Information as to any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2013 Annual Meeting with respect to the Elliott Participants is set forth herein. Except for 100 shares of Common Stock beneficially owned by Mr. Golub, 35,000 shares of Common Stock beneficially owned by Mr. Chase, 2,200 shares of Common Stock beneficially owned by Mr. Kurz, 500 shares of Common Stock beneficially owned by Mr. Macey, 1,000 shares of Common Stock beneficially owned by Mr. Smith, and as otherwise set forth in Annex A or elsewhere herein, none of the Elliott Participants beneficially owns any securities of the Company or has any personal ownership interest, direct or indirect, in any securities of the Company. Other than as described in this Proxy Statement, none of the persons listed on Annex A of this Proxy Statement, including any Nominee or Alternate Nominee, or any associate of the foregoing persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2013 Annual Meeting.

        The Nominees and Alternate Nominees have furnished the additional information with respect to themselves located on Annex A to this Proxy Statement.

        WE STRONGLY URGE YOU TO VOTE "FOR" THE ELECTION OF RODNEY F. CHASE, HARVEY GOLUB, KARL F. KURZ, DAVID McMANUS AND MARSHALL D. SMITH (OR, UNDER THE CIRCUMSTANCES DESCRIBED HEREIN, WILLIAM B. BERRY OR JONATHAN R. MACEY IN SUBSTITUTION FOR ONE OR MORE SUCH NOMINEES) BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY FORM IN THE POSTAGE-PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT OR BY USING THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET. IF YOU HAVE SIGNED THE GREEN PROXY FORM AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES OF COMMON STOCK REPRESENTED BY THE GREEN PROXY FORM "FOR" THE ELECTION OF RODNEY F. CHASE, HARVEY GOLUB, KARL F. KURZ, DAVID McMANUS AND MARSHALL D. SMITH (OR, UNDER THE CIRCUMSTANCES DESCRIBED HEREIN, WILLIAM B. BERRY OR JONATHAN R. MACEY IN SUBSTITUTION FOR ONE OR MORE SUCH NOMINEES).

        Please do not return any WHITE proxy card you may receive from the Company or otherwise authorize a proxy to vote your shares of Common Stock for the Company's nominees. If you have already submitted a WHITE proxy card that may have been sent to you by the Company or otherwise authorized a proxy to vote your shares of Common Stock for the Company's nominees, it is not too late to change your vote. To revoke your prior proxy and change your vote, simply sign and return the enclosed GREEN proxy form in the postage-paid envelope provided to you by us or follow the instructions located on the GREEN proxy form to vote by telephone or Internet. Only your latest dated proxy will be counted.

PROPOSAL NO. 2—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        As discussed in further detail in the Company's Proxy Statement, the Company has proposed that the Stockholders ratify the Audit Committee's selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. We do not object to the ratification of the Audit Committee's selection of Ernst & Young LLP and recommend that you vote "FOR" this proposal by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form. Additional information regarding this proposal is contained in the Company's Proxy Statement.

        Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted as present and will have the effect of a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        Additional information regarding this proposal is contained in the Company's Proxy Statement.

PROPOSAL NO. 3—ADVISORY VOTE TO APPROVE THE COMPENSATION
OF THE NAMED EXECUTIVE OFFICERS

        As discussed in further detail in the Company's Proxy Statement and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company has proposed that the Stockholders vote to approve, on an advisory basis, the compensation of those of the Company's named executive officers as described in the Company's Proxy Statement in accordance with the compensation disclosure rules of the SEC. This proposal, commonly known as a "say on pay" proposal, gives the Stockholders an opportunity to approve, reject or abstain from voting with respect to the Company's overall fiscal 2012 executive compensation programs and policies and the compensation paid to the Company's named executive officers as disclosed in the Company's Proxy Statement. This advisory vote on executive compensation is not binding on the Company, the Board or the compensation and management development committee of the Board, and will be considered to have been approved if it receives the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        As Elliott has argued in detail in its public filings, we believe that the Company's executive compensation program fails to align compensation with performance and overall stockholder return. We believe the Board should undertake a comprehensive review of the Company's executive compensation practices, with the goal of developing and implementing a program that properly aligns executive compensation with stockholder interest.

        As such, we recommend that you vote "AGAINST" the approval, on an advisory basis, of the compensation of the Company's named executive officers by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form.

        Additional information regarding this proposal is contained in the Company's Proxy Statement.

PROPOSAL NO. 4—PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION AND BY-LAWS TO DECLASSIFY THE BOARD

        As discussed in further detail in the Company's Proxy Statement, the Company has proposed that the Stockholders vote to approve amendments to the Company's Certificate of Incorporation and By-Laws to declassify the Board and provide for the annual election of the entire Board of Directors. The full text of these proposed amendments is attached as Annex C to this Proxy Statement. Pursuant to the Company's Certificate of Incorporation, the affirmative vote of 80% of the outstanding shares of Common Stock is required to adopt the proposed amendments. Accordingly, abstentions and broker non-votes will effectively be votes against the proposal.

        We believe that the election of directors is the primary avenue for stockholders to influence corporate governance and that the annual election of directors will encourage accountability of the Board to the Stockholders. Accordingly, we recommend that you vote "FOR" this proposal by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form.

        Additional information regarding this proposal is contained in the Company's Proxy Statement.

PROPOSAL NO. 5—STOCKHOLDER PROPOSAL FOR AN INDEPENDENT CHAIRMAN

        According to the Company's Proxy Statement, the Company has received notice from the Indiana Laborers Pension Fund, 905 16th Street, NW, Washington, DC 20006, of its intention to present the following resolution for action at the 2013 Annual Meeting. Approval of this proposal requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

"PROPOSAL FOR AN INDEPENDENT CHAIRMAN

        RESOLVED: That the stockholders of Hess Corporation, ("Hess" or "the Company") ask the board of directors to adopt a policy that, whenever possible, the board's chairman should be an independent director who has not previously served as an executive officer of the Company. The policy should be implemented so as not to violate any contractual obligation. The policy should also specify (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance with the policy is excused if no independent director is available and willing to serve as chairman."

        As Elliott has argued extensively in its public filings, it is Elliott's view that the Company has long suffered from an absence of effective, independent oversight and that this failure in governance has substantially contributed to the historic underperformance of the Company when compared to its peers. We see no support in the Company's historic performance for the assertion made in the Company's Proxy Statement that the combination of the chairman and chief executive officer roles "promotes better alignment of strategic development and execution, more effective implementation of strategic initiatives and clearer accountability for their success or failure." Rather, over the 17 years of Chief Executive Officer John Hess's tenure, the Company's Common Stock has underperformed the peer companies identified in the Company's 2011 Proxy Statement by 332.9%. Elliott believes that, together with the election of the Nominees and the declassification of the Board, the separation of the chief executive officer and chairman roles would introduce a valuable additional measure of oversight and accountability to the governance of the Company.

        Accordingly, we recommend that you vote "FOR" this proposal by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form.

PROPOSAL NO. 6—STOCKHOLDER PROPOSAL FOR A SIMPLE MAJORITY VOTE STANDARD

        According to the Company's Proxy Statement, the Company has received notice from James McRitchie, 9295 Yorkship Court, Elk Grove, CA 95758, of his intention to present the following resolution for action at the 2013 Annual Meeting. Approval of this proposal requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

"PROPOSAL FOR SIMPLE MAJORITY VOTE RIGHT

        RESOLVED, Shareholders request that our board take the steps necessary so that each voting requirement in our charter and by-laws that calls for a greater than simple majority vote be eliminated, and replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws. If necessary this means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws."

        Under the Certificate of Incorporation and the By-Laws, approval of 80% of the outstanding shares entitled to vote is required to alter, amend or repeal provisions in the Certificate of Incorporation and By-Laws relating to stockholder meetings, board structure and meetings, director elections and board vacancies, or to remove directors from the Board. In addition, the Company's Certificate of Incorporation requires the approval of at least two-thirds of the outstanding shares entitled to vote for certain business combinations with a 20% stockholder and the sale, lease or exchange of all or substantially all of the assets or property of the Company.

        According to the Company's Proxy Statement, the Board has determined that these supermajority vote requirements are in the best interests of stockholders because, "in the absence of these supermajority vote requirements, it would be possible for a small number of very large stockholders to make fundamental corporate changes, including changes to the structure of the board, that would have long lasting impact on the company and all of its stockholders." Elliott believes that, in the context of a company with a market capitalization exceeding $23 billion, there is little risk of a small number of shareholders obtaining a majority of the Company's stock and imposing their will to the detriment of other stockholders. We note, however, that, according to the Company's Proxy Statement, more than 11% of the Company's Common Stock is beneficially owned by directors and executive officers, and more than 10.6% is beneficially owned personally by Chief Executive Officer John Hess. Elliott believes that this level of concentrated ownership, when combined with the supermajority voting requirements, creates the very real risk that changes and transactions that would benefit all stockholders could be blocked by a small number of stockholders aligned with an entrenched management.

        Accordingly, we recommend that you vote "FOR" this proposal by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form.

PROPOSAL NO. 7—STOCKHOLDER PROPOSAL FOR A REPORT REGARDING POLITICAL CONTRIBUTIONS

        According to the Company's Proxy Statement, the Company has received notice from Paul and Eileen LeFort, represented by Trillium Asset Management LLC, 711 Atlantic Avenue, Boston, MA 02111, of its intention to present the following resolution for action at the 2013 Annual Meeting. Approval of this proposal requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will be counted for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

"PROPOSAL FOR POLITICAL CONTRIBUTIONS REPORT

        Resolved, that the shareholders of Hess Corporation ("Hess" or "Company") hereby request that the Company provide a report, updated semiannually, disclosing the Company's:

  1.
  Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any political campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.

  2.
  Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including:

  a.
  The identity of the recipient as well as the amount paid to each; and

  b.
  The title(s) of the person(s) in the Company responsible for decision-making.

        The report shall be presented to the board of directors or relevant board committee and posted on the Company's website."

        As stockholders of the Company, we support policies that apply transparency and accountability to corporate spending on political activities. We believe such disclosure is consistent with public policy and in the best interests of the Company's shareholders. As a result, we do not object to the approval of the stockholder proposal recommending that the Company provide a report regarding political contributions and recommend that you vote "FOR" this proposal by checking the appropriate box and signing, dating and returning the enclosed GREEN proxy form.

PROPOSAL NO. 8—ELLIOTT PROPOSAL TO REPEAL CERTAIN PROVISIONS OF OR AMENDMENTS TO THE BY-LAWS ADOPTED SINCE FEBRUARY 2, 2011

        Pursuant to Section 2 of Article XIV of the By-Laws and Section 7 of Article V of the Certificate of Incorporation, the Board is authorized to make, alter, amend or repeal the By-Laws without stockholder approval; provided that Sections 7 (Call of Special Meetings of Stockholders) and 10 (Stockholder Action; Written Consents) of Article III; Sections 1 (Number, Election and Terms of Directors), 6 (Special Meetings of Directors), 8 (Newly Created Directorships and Vacancies) and 9 (Removal of Directors) of Article IV; and Article XIV of the By-Laws (Amendments to the By-Laws) may not be altered, amended or repealed and any provision inconsistent therewith may not be adopted without the affirmative vote of the holders of at least 80% of the combined voting power of the Company then outstanding and entitled to vote, voting together as a single class. Elliott believes that the Stockholders should have the opportunity to amend or repeal any amendments unilaterally adopted by the Board after February 2, 2011, which is the date of the last publicly available By-Laws, and before the 2013 Annual Meeting.

        Adoption of this resolution could have the effect of counteracting any unilateral adoption, amendment or repeal of the By-Laws by the Board that would impede the effectiveness of the proposed election of the Nominees or Alternate Nominees, as applicable, negatively impact our ability to solicit and/or obtain proxies from Stockholders, countermine the will of the Stockholders expressed in those proxies or modify the Company's corporate governance guidelines. To the extent that Stockholders support a provision or amendment of the By-Laws unilaterally approved by the Board and that is repealed as a result of this resolution, adoption of this resolution would countermine the will of such Stockholders. Although adoption of this proposal could have the effect of repealing previously undisclosed By-Law amendments, including those unrelated to the proposed election of the Nominees, without considering the beneficial nature, if any, of such amendments to the Stockholders, it would not repeal any such amendments that were approved by the Stockholders.

        Adoption of this resolution requires the affirmative vote of a majority of the shares present at the 2013 Annual Meeting, in person or by proxy, and entitled to vote on the proposal at the 2013 Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Abstentions will be counted for purposes of this vote and therefore will have the same effect as a vote against this stockholder proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

        Proposal 4, the Proposal to Amend the Company's Certificate of Incorporation and By-Laws to Declassify the Board, would not be affected by this Proposal 8, as the proposed By-Law amendments that are part of Proposal 4 are being submitted to the Stockholders for their approval at the 2013 Annual Meeting as provided in this Proxy Statement.

        Proposal No. 8 provides for the adoption of the resolution in the following form:

  "RESOLVED, that each provision or amendment of the By-Laws adopted by the Board without the approval of the Company's stockholders subsequent to February 2, 2011 (purportedly the last date of reported changes) and prior to the approval of this resolution be, and they hereby are, repealed, effective as of the time this resolution is approved by the Company's stockholders."

        WE STRONGLY URGE YOU TO VOTE "FOR" AND TO USE THE GREEN PROXY FORM TO AUTHORIZE A PROXY TO VOTE "FOR" THE REPEALING OF ANY PROVISION OF OR AMENDMENT TO THE BY-LAWS ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE STOCKHOLDERS AFTER FEBRUARY 2, 2011 AND BEFORE THE 2013 ANNUAL MEETING.

 OTHER PROPOSALS

        We do not know of any other matters to be presented for approval by the Stockholders at the 2013 Annual Meeting. If, however, other matters are properly presented, the persons named in the enclosed GREEN proxy form will vote the Common Stock represented thereby in accordance with their discretion pursuant to the authority granted in the proxy.

NO APPRAISAL OR DISSENTER'S RIGHTS

        Stockholders will not have rights of appraisal or similar dissenter's rights with respect to any matters identified in this Proxy Statement to be acted upon at the 2013 Annual Meeting.

SOLICITATION OF PROXIES

        Proxies may be solicited by mail, facsimile, telephone, telegraph, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Elliott, none of whom will, except as described in Annex A attached hereto or elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Nominees and Alternate Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees or alternate nominees.

        We have retained Okapi Partners LLC ("Okapi") for solicitation and advisory services in connection with solicitations relating to the 2013 Annual Meeting. Okapi will receive a retainer of $225,000 applicable toward the final fee to be mutually agreed upon by Elliott and Okapi and reimbursement of reasonable out-of-pocket expenses for its services to Elliott in connection with the solicitation. Approximately 50 people may be employed by Okapi to solicit proxies from the Company's stockholders for the 2013 Annual Meeting. Elliott has agreed to indemnify Okapi in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Common Stock held as of the Record Date. Elliott will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith. In addition, directors, officers, members and certain other employees of Elliott and its affiliates may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

        The entire expense of soliciting proxies for the 2013 Annual Meeting by Elliott or on Elliott's behalf is being borne by Elliott. Elliott will not seek reimbursement of such costs from the Company. The expenses incurred by Elliott or on Elliott's behalf to date in furtherance of, or in connection with, the solicitation of proxies for the 2013 Annual Meeting is $1,500,000 and Elliott anticipates that its total expenses will be approximately $6,000,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

CERTAIN INFORMATION REGARDING ELLIOTT
AND THE ELLIOTT PARTICIPANTS

        Annex A hereto includes information pertaining to Elliott and the Elliott Participants, including, as applicable, the name, present principal occupation or employment, business address and certain other information with respect to Elliott and the Elliott Participants.

CERTAIN RELATIONSHIPS WITH THE COMPANY

        As of April 2, 2013, Elliott Associates is the direct record owner of 17,500 shares of Common Stock and is the beneficial owner of an additional 5,407,508 shares of Common Stock, and Elliott International is the direct record owner of 32,500 shares of Common Stock and is the beneficial owner of an additional 10,042,492 shares of Common Stock, which together represent approximately 4.52% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company's Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 15, 2013). The date of purchase and number of shares of Common Stock purchased is set forth in Annex A to this Proxy Statement. Other than as disclosed on Annex A, Elliott, the Elliott Participants, the Nominees and the Alternate Nominees have not effected any transaction in securities of the Company in the past two years. The shares of Common Stock owned by Elliott Associates and Elliott International were acquired by Elliott Associates and Elliott International using prime brokerage account margin borrowing and cash on hand. The Common Stock owned by Elliott Associates and Elliott International may be held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing and/or stock borrowing in connection with purchasing, borrowing or holding of securities, and such Common Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and/or stock loan terms, together with all other securities held therein. Mr. Golub used his own assets to purchase the 100 shares he beneficially owns, 60 shares of which are held in Mr. Golub's name in a separately managed account that serves as collateral for a line of credit, and 40 shares of which are held in a separately managed cash margin account through a Grantor Retained Annuity Trust of which Mr. Golub is the grantor and his daughter is the trustee. Mr. Chase used his own assets to purchase the 35,000 shares of Common Stock he beneficially owns, which are held in a non-margin brokerage account. Mr. Kurz used his own assets to purchase the 2,200 shares of Common Stock he beneficially owns, which are held in a non-margin brokerage account. Mr. Macey used his own assets to purchase the 500 shares of Common Stock he beneficially owns, which are held in a non-margin brokerage account. Mr. Smith used his own assets to purchase the 1,000 shares of Common Stock he beneficially owns, which are held in a non-margin brokerage account. As of the date hereof, no part of the purchase price or market value of any of the Common Stock held by Elliott is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock. As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Messrs. Golub, Chase, Kurz, Macey or Smith is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock.

        On February 5, 2013 and February 6, 2013, Mr. Kurz, using his own assets, bought 200 put contracts at a strike price of $47.50 per share with respect to a total of 20,000 shares of Common Stock and sold 200 put contracts at a strike price of $60.00 per share with respect to a total of 20,000 shares of Common Stock. The contracts were executed by Charles Schwab & Co. and expire on August 17, 2013.

        Other than as set forth in this Proxy Statement or on Annex A hereto, after reasonable inquiry, none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this Proxy Statement, including the Nominees and the Alternate Nominees, nor any of their respective associates or majority-owned subsidiaries, is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any of the Company's securities including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

        Other than as set forth in this Proxy Statement or on Annex A hereto, after reasonable inquiry, none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this Proxy Statement, including the Nominees and Alternate Nominees, nor any of their respective associates or majority-owned subsidiaries, (i) beneficially owns, directly or indirectly, or has the right to acquire, any securities of the Company or has effected any transaction in securities of the Company during the past two years; (ii) beneficially owns, directly or indirectly, or has the right to acquire, any securities of any parent or subsidiary of the Company or has effected any transaction in securities of any parent or subsidiary of the Company during the past two years; or (iii) owns any securities of the Company of record but not beneficially.

        In 2012, FlexSteel Pipeline Technologies, a portfolio company indirectly owned by Elliott, sold approximately $654,000 of pipeline products to the Company as part of its normal course of business. Other than as set forth in this Proxy Statement or on Annex A hereto, (i) there have been no contracts, negotiations or transactions within the past two years, between Elliott, the Elliott Participants, nor the persons listed on Annex A of this Proxy Statement, including the Nominees and Alternate Nominees, nor any of their respective associates or majority-owned subsidiaries, concerning any merger, consolidation, acquisition, tender offer, election of the Company's directors or the sale of a material amount of the Company's assets; (ii) none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this Proxy Statement, including the Nominees and Alternate Nominees, nor any of their respective associates or majority-owned subsidiaries, have any other present or proposed material agreement, arrangement, understanding or relationship (with respect to any future employment, future transaction or otherwise) with the Company or any of its executive officers, directors, controlling persons, affiliates or subsidiaries; and (iii) none of Elliott, the Elliott Participants, nor the persons listed on Annex A of this Proxy Statement, including the Nominees and Alternate Nominees, nor any of their respective associates or majority-owned subsidiaries or immediate family members (as applicable, and as such term is described in Item 404(a) of Regulation S-K), has had or will have a direct or indirect material interest in any transaction since the beginning of the Company's last fiscal year or any currently proposed transactions in which the Company was or is to be a participant and the amount involved exceeds $120,000.

        Other than as set forth in this Proxy Statement or on Annex A hereto, there are no material proceedings to which any Nominee, Alternate Nominee or any associate of any such Nominee or Alternate Nominee is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

        There are no family relationships (as such term is defined in Item 401(d) of Regulation S-K) between any of the Nominees or Alternate Nominees or between any of the Nominees or Alternate Nominees and any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

        None of the Nominees or Alternate Nominees is a current or former officer of the Company and none of the Nominees or Alternate Nominees was an employee of the Company during fiscal year 2012. During fiscal year 2012, no executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity of which any Nominee or Alternate Nominee was an executive officer.

        Please refer to the Company's Proxy Statement and annual report for certain information and disclosure required by applicable law. This information and disclosure includes, among other things, securities of the Company held by the Company's directors, nominees, management and 5% stockholders, certain biographical information on the Company's directors and executive officers, information concerning all matters requiring the approval of stockholders, including the election of directors, information concerning executive compensation, information concerning the Company's procedures for nominating directors, information concerning the committees of the Company's Board, other information concerning the Company's Board and procedures for submitting proposals for inclusion in the Company's Proxy Statement at the next annual meeting and information on how to obtain directions to be able to attend the 2013 Annual Meeting and vote in person. Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy for that meeting is also contained in the Company's Proxy Statement. This information is contained in the Company's public filings and the Company Stockholders should refer to the Company's Proxy Statement and its other public filings in order to review this disclosure.

CERTAIN ADDITIONAL INFORMATION

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Elliott will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Okapi Partners LLC, at the following address or phone number: 437 Madison Avenue, 28th Floor, New York, New York 10022, or call toll free at 877-796-5274. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

        The information concerning the Company and the proposals in the Company's Proxy Statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Nominees, Alternate Nominees, Elliott or the Elliott Participants is given only to the knowledge of Elliott.

        This Proxy Statement is dated April 3, 2013. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to Stockholders shall not create any implication to the contrary.

        YOUR VOTE IS IMPORTANT, NO MATTER HOW FEW SHARES YOU OWN. ELLIOTT URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GREEN PROXY FORM TODAY TO VOTE "FOR" THE ELECTION OF OUR NOMINEES (OR, IF APPLICABLE, THE ALTERNATE NOMINEES) "FOR" THE COMPANY'S PROPOSAL TO RATIFY THE SELECTION BY THE AUDIT

COMMITTEE OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013, "AGAINST" THE COMPANY'S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, "FOR" THE COMPANY'S PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AND BY-LAWS TO DECLASSIFY THE BOARD, "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD ADOPT A POLICY THAT REQUIRES AN INDEPENDENT CHAIRMAN, "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD TAKE ACTION TO IMPLEMENT A SIMPLE MAJORITY VOTE STANDARD, "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE COMPANY PROVIDE A REPORT REGARDING POLITICAL CONTRIBUTIONS AND "FOR" THE ELLIOTT PROPOSAL.

April 3, 2013
Thank you for your support.
ELLIOTT ASSOCIATES, L.P.
ELLIOTT INTERNATIONAL, L.P.
PAUL E. SINGER
ELLIOTT CAPITAL ADVISORS, L.P.
ELLIOTT SPECIAL GP, LLC
BRAXTON ASSOCIATES, INC.
ELLIOTT ASSET MANAGEMENT LLC
THE LIVERPOOL LIMITED PARTNERSHIP
LIVERPOOL ASSOCIATES LTD.
ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.
HAMBLEDON, INC.
ELLIOTT MANAGEMENT CORPORATION
RODNEY F. CHASE
HARVEY GOLUB
KARL F. KURZ
DAVID MCMANUS
MARSHALL D. SMITH
WILLIAM B. BERRY
JONATHAN R. MACEY

[Remainder of page intentionally left blank]

ANNEX A

INFORMATION CONCERNING THE PARTICIPANTS IN THE SOLICITATION

        Elliott, the Elliott Participants, the Nominees and the Alternate Nominees comprise the "participants" in the solicitation of proxies from Stockholders to vote in favor of the election of the Nominees (or, if applicable, the Alternate Nominees) to serve as directors on the Company's Board, to vote in favor of the ratification of the selection of the independent accountants, to vote against the Company's proposal to approve, on an advisory basis, the compensation of the Company's named executive officers, to vote in favor of the Company's proposal to approve an amendment to the Company's Certificate of Incorporation and By-Laws to declassify the Board, to vote in favor of the stockholder proposal recommending that the Board adopt a policy that requires an independent chairman, to vote in favor of the stockholder proposal recommending that the Board take action to implement a simple majority vote standard, to vote in favor of the stockholder proposal recommending that the Company provide a report regarding political contributions and to vote in favor of the approval of the Elliott Proposal, in each case as described further in this Proxy Statement. Information regarding the participants in the solicitation is set forth below. The terms "associate," "affiliate" and "participant" used in connection with the statements in this Annex A have the meaning ascribed to them in the Exchange Act.

        Except as described herein, none of Elliott, the Elliott Participants, any of the Nominees or Alternate Nominees beneficially own any securities of the Company or have any personal ownership interest, direct or indirect, in any securities of the Company. Set forth in this Annex A are transactions in the Company's securities effected by the participants hereto within the past two years. Elliott used its own assets to purchase the shares of Common Stock owned by it. The shares of Common Stock owned by Elliott were acquired using prime brokerage account margin borrowing and cash on hand. The Common Stock owned by Elliott Associates and Elliott International may be held in brokerage custodian accounts which, from time to time in the ordinary course, may utilize margin borrowing and/or stock borrowing in connection with purchasing, borrowing or holding of securities, and such Common Stock may thereby have been, or in the future may become, subject to the terms and conditions of such margin debt and/or stock loan terms, together with all other securities held therein. Mr. Golub used his own assets to purchase the 100 shares of Common Stock he beneficially owns, 60 shares of which are held in Mr. Golub's name in a separately managed account that serves as collateral for a line of credit, and 40 shares of which are held in a separately managed cash margin account through a Grantor Retained Annuity Trust of which Mr. Golub is the grantor and his daughter is the trustee. Mr. Chase used his own assets to purchase the 35,000 shares of Common Stock he beneficially owns, which are held in a non-margin brokerage account. Mr. Kurz used his own assets to purchase the 2,200 shares of Common Stock he beneficially owns, which are held in a non-margin brokerage account. Mr. Macey used his own assets to purchase the 500 shares of Common Stock he beneficially owns, which are held in a non-margin brokerage account. Mr. Smith used his own assets to purchase the 1,000 shares of Common Stock he beneficially owns, which are held in a non-margin brokerage account. As of the date hereof, no part of the purchase price or market value of any of the Common Stock held by Elliott is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock. As of the date hereof, no part of the purchase price or market value of any of the shares of Common Stock held by Messrs. Golub, Chase, Kurz, Macey or Smith is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such Common Stock.

        During the past ten years, none of Elliott, the Elliott Participants or any of the Nominees or Alternate Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

        Except as described herein or in the Proxy Statement, none of Elliott, the Elliott Participants or any of the Nominees or Alternate Nominees is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profit, or the giving or withholding of proxies. On February 5, 2013 and February 6, 2013, Mr. Kurz, using his own assets, bought 200 put contracts at a strike price of $47.50 per share with respect to a total of 20,000 shares of Common Stock and sold 200 put contracts at a strike price of $60.00 per share with respect to a total of 20,000 shares of Common Stock. The contracts were executed by Charles Schwab & Co. and expire on August 17, 2013.

        Except as described herein or in the Proxy Statement, none of Elliott, the Elliott Participants or any of the Nominees or Alternate Nominees is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

        None of the Nominees or Alternate Nominees has been involved in any legal proceedings during the past ten years that would be required to be disclosed under Item 401(f) of Regulation S-K.

PERSONS MAKING THE SOLICITATION AND OTHER PARTICIPANTS:

        The name, principal business address and the principal occupation or employment of Elliott and the Elliott Participants is set forth below.

ELLIOTT ASSOCIATES

        Elliott Associates, L.P. is a Delaware limited partnership, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Elliott Associates is to purchase, sell, trade and invest in securities.

ELLIOTT INTERNATIONAL

        Elliott International, L.P. is a Cayman Islands limited partnership, whose registered and principal business address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. In addition, Elliott International, L.P. also has a business address c/o Elliott Management Corporation, 40 West 57th Street, New York, New York 10019. The principal business of Elliott International is to purchase, sell, trade and invest in securities.

SINGER

        Paul E. Singer is a United States citizen and his principal business address is 40 West 57th Street, New York, New York 10019. Singer's principal business is to serve as a general partner of Elliott Associates and Capital Advisors; the sole director and president of EICA, as a managing member of Special GP, as a director and the president of Hambledon and as a director and the president and treasurer of Braxton.

CAPITAL ADVISORS

        Elliott Capital Advisors, L.P. is a Delaware limited partnership, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Capital Advisors is the furnishing of investment advisory services; Capital Advisors also serves as general partner of Elliott Associates and managing member of Special GP.

BRAXTON

        Braxton Associates, Inc. is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Braxton is serving as a general partner of Capital Advisors.

ASSET MANAGEMENT

        Elliott Asset Management LLC is a Delaware limited liability company, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Asset Management is serving as a general partner of Capital Advisors.

THE LIVERPOOL LIMITED PARTNERSHIP

        The Liverpool Limited Partnership is a Bermuda limited partnership, whose principal business address is c/o Appleby Corporate Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda. The Liverpool Limited Partnership also has a business address c/o Elliott Associates, 40 West 57th Street, New York, New York 10019. The principal business of The Liverpool Limited Partnership is to purchase, sell, trade and invest in securities. Elliott Associates holds 204,424 of the shares of Common Stock beneficially owned by Elliott Associates through The Liverpool Limited Partnership.

LIVERPOOL ASSOCIATES LTD.

        Liverpool Associates Ltd. is a Bermuda company, whose principal business address is c/o Appleby Corporate Services (Bermuda) Ltd., Canon's Court, 22 Victoria Street, Hamilton HM12, Bermuda. Liverpool Associates Ltd. also has a business address c/o Elliott Associates, 40 West 57th Street, New York, New York 10019. The principal business of Liverpool Associates Ltd. is serving as a general partner of The Liverpool Limited Partnership.

SPECIAL GP

        Elliott Special GP, LLC, is a Delaware limited liability company, whose principal business address is 40 West 57th Street, New York, New York 10019. The principal business of Special GP is serving as a general partner of Elliott Associates.

EICA

        Elliott International Capital Advisors Inc., is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. EICA serves as the investment manager for Elliott International.

HAMBLEDON

        Hambledon, Inc. is a Cayman Islands corporation, whose registered and principal business address is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies. In addition, Hambledon, Inc. also has a business address c/o Elliott Management Corporation, 40 West 57th Street, New York, New York 10019. The principal business of Hambledon is serving as a general partner of Elliott International.

ELLIOTT MANAGEMENT CORPORATION

        Elliott Management Corporation is a Delaware corporation, whose principal business address is 40 West 57th Street, New York, New York 10019. Elliott Management Corporation provides management services to Elliott and their affiliates.

[Remainder of page intentionally left blank]

TRANSACTIONS IN THE SECURITIES OF THE COMPANY:

        Other than as set forth in this Annex A or elsewhere in this Proxy Statement, none of Elliott, the Elliott Participants or any Nominee or Alternate Nominee is the record or beneficial owner of any securities of the Company, or any parent or subsidiary of the Company.

        Other than as set forth in this Annex A or elsewhere in this Proxy Statement, none of Elliott, the Elliott Participants or any Nominee or Alternate Nominee has effected any transactions in any securities of the Company in the last two years.

        As of April 2, 2013, Elliott Associates is the direct record owner of 17,500 shares of Common Stock and is the beneficial owner of an additional 5,407,508 shares of Common Stock, and Elliott International is the direct record owner of 32,500 shares of Common Stock and is the beneficial owner of an additional 10,042,492 shares of Common Stock, which together represent approximately 4.52% of the issued and outstanding shares of Common Stock (based on information disclosed in the Company's Proxy Statement regarding the number of issued and outstanding shares of Common Stock on March 15, 2013).

Transactions by Elliott

ELLIOTT ASSOCIATES FOLIO

Common Stock

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES	02-Apr-2013	B	70,000.000000
HES	02-Apr-2013	B	35,000.000000
HES	02-Apr-2013	B	35,000.000000
HES	02-Apr-2013	B	35,000.000000
HES	08-Mar-2013	B	24,675.000000
HES	08-Mar-2013	B	26,250.000000
HES	08-Mar-2013	B	8,750.000000
HES	08-Mar-2013	B	17,500.000000
HES	08-Mar-2013	B	17,500.000000
HES	04-Mar-2013	B	24,500.000000
HES	04-Mar-2013	B	26,250.000000
HES	04-Mar-2013	B	15,745.000000
HES	04-Mar-2013	B	35,000.000000
HES	25-Feb-2013	B	17,500.000000
HES	25-Feb-2013	B	9,450.000000
HES	21-Feb-2013	B	46,025.000000
HES	21-Feb-2013	B	35,000.000000
HES	20-Feb-2013	B	18,707.000000
HES	20-Feb-2013	B	33,636.000000
HES	15-Feb-2013	B	28,700.000000
HES	15-Feb-2013	B	24,503.000000
HES	15-Feb-2013	B	24,506.000000
HES	13-Feb-2013	B	2,100,000.000000
HES	13-Feb-2013	B	2,117,400.000000
HES	28-Jan-2013	B	1,715.000000
HES	25-Jan-2013	B	9,286.000000
HES	25-Jan-2013	B	7,000.000000
HES	23-Jan-2013	B	70,000.000000

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES	23-Jan-2013	B	35,005.000000
HES	22-Jan-2013	B	41,461.000000
HES	22-Jan-2013	B	70,000.000000
HES	22-Jan-2013	S	(175,000.000000)
HES	22-Jan-2013	S	(175,000.000000)
HES	18-Jan-2013	B	35,052.000000
HES	18-Jan-2013	B	22,788.000000
HES	18-Jan-2013	B	17,500.000000
HES	17-Jan-2013	B	35,000.000000
HES	16-Jan-2013	B	87,500.000000
HES	16-Jan-2013	B	70,000.000000
HES	16-Jan-2013	B	17,500.000000
HES	15-Jan-2013	B	43,750.000000
HES	15-Jan-2013	B	52,501.000000
HES	15-Jan-2013	S	(350,000.000000)
HES	11-Jan-2013	B	17,500.000000
HES	11-Jan-2013	B	47,782.000000
HES	10-Jan-2013	B	17,500.000000
HES	10-Jan-2013	B	17,500.000000
HES	10-Jan-2013	B	36,750.000000
HES	10-Jan-2013	B	3,500.000000
HES	09-Jan-2013	B	52,500.000000
HES	09-Jan-2013	B	17,500.000000
HES	09-Jan-2013	S	(350,000.000000)
HES	09-Jan-2013	B	52,500.000000
HES	08-Jan-2013	B	17,500.000000
HES	08-Jan-2013	B	17,500.000000
HES	07-Jan-2013	B	17,506.000000
HES	07-Jan-2013	B	17,500.000000
HES	07-Jan-2013	B	52,483.000000
HES	07-Jan-2013	B	70,000.000000
HES	04-Jan-2013	B	17,500.000000
HES	04-Jan-2013	B	17,500.000000
HES	04-Jan-2013	B	17,500.000000
HES	04-Jan-2013	B	17,500.000000
HES	03-Jan-2013	B	50,190.000000
HES	03-Jan-2013	B	35,000.000000
HES	02-Jan-2013	B	18,060.000000
HES	02-Jan-2013	B	124,250.000000
HES	02-Jan-2013	S	(350,000.000000)
HES	31-Dec-2012	B	35,000.000000
HES	31-Dec-2012	B	35,000.000000
HES	31-Dec-2012	B	34,995.000000
HES	31-Dec-2012	B	35,000.000000
HES	31-Dec-2012	B	26,242.000000
HES	31-Dec-2012	B	8,755.000000
HES	28-Dec-2012	B	87,500.000000
HES	28-Dec-2012	B	17,500.000000
HES	28-Dec-2012	B	17,500.000000
HES	28-Dec-2012	B	34,932.000000

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES	27-Dec-2012	S	(350,000.000000)
HES	27-Dec-2012	B	57,750.000000
HES	27-Dec-2012	B	117,250.000000
HES	26-Dec-2012	B	77,088.000000
HES	24-Dec-2012	B	17,500.000000
HES	24-Dec-2012	B	17,500.000000
HES	24-Dec-2012	B	17,500.000000
HES	21-Dec-2012	B	70,000.000000
HES	21-Dec-2012	B	70,000.000000
HES	21-Dec-2012	B	17,500.000000
HES	21-Dec-2012	S	(350,000.000000)
HES	18-Dec-2012	B	63,106.000000
HES	18-Dec-2012	B	24,500.000000
HES	17-Dec-2012	B	32,900.000000
HES	17-Dec-2012	B	8,726.000000
HES	14-Dec-2012	B	35,000.000000
HES	14-Dec-2012	B	84,786.000000
HES	14-Dec-2012	B	17,500.000000
HES	14-Dec-2012	B	17,500.000000
HES	14-Dec-2012	B	35,000.000000
HES	14-Dec-2012	S	(509,250.000000)
HES	13-Dec-2012	B	35,000.000000
HES	13-Dec-2012	B	35,000.000000
HES	12-Dec-2012	B	52,500.000000
HES	12-Dec-2012	B	48,129.000000
HES	30-Nov-2012	B	43,750.000000
HES	30-Nov-2012	B	35,000.000000
HES	30-Nov-2012	B	35,000.000000
HES	30-Nov-2012	B	5,450.000000
HES	29-Nov-2012	B	35,000.000000
HES	29-Nov-2012	B	55,800.000000
HES	29-Nov-2012	B	105,000.000000
HES	29-Nov-2012	B	34,999.000000

Options

        SECURITY: HES20CML:HESS OTC FEB13 20 STRIKE CALL LISTED LOOK-ALIKE (MLI)

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES20CML	13-Feb-2013	STC	(14,000.000000)
HES20CML	09-Jan-2013	BTO	3,500.000000
HES20CML	02-Jan-2013	BTO	3,500.000000
HES20CML	27-Dec-2012	BTO	3,500.000000
HES20CML	21-Dec-2012	BTO	3,500.000000

        SECURITY: HES20CML2:HESS OTC MAR13 20 STRIKE CALL LISTED LOOK-ALIKE (MLI)

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES20CML2	13-Feb-2013	STC	(7,000.000000)
HES20CML2	22-Jan-2013	BTO	3,500.000000
HES20CML2	15-Jan-2013	BTO	3,500.000000

        SECURITY: HES20CNOM:HESS OTC FEB13 20 STRIKE CALL LISTED LOOK-ALIKE (NOM)

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES20CNOM	13-Feb-2013	STC	(21,174.000000)
HES20CNOM	28-Jan-2013	BTO	1,452.000000
HES20CNOM	25-Jan-2013	BTO	1,068.000000
HES20CNOM	24-Jan-2013	BTO	700.000000
HES20CNOM	23-Jan-2013	BTO	1,255.000000
HES20CNOM	22-Jan-2013	BTO	1,225.000000
HES20CNOM	18-Jan-2013	BTO	525.000000
HES20CNOM	17-Jan-2013	BTO	1,165.000000
HES20CNOM	15-Jan-2013	BTO	458.000000
HES20CNOM	14-Jan-2013	BTO	1,050.000000
HES20CNOM	11-Jan-2013	BTO	1,225.000000
HES20CNOM	09-Jan-2013	BTO	700.000000
HES20CNOM	08-Jan-2013	BTO	1,225.000000
HES20CNOM	04-Jan-2013	BTO	525.000000
HES20CNOM	03-Jan-2013	BTO	875.000000
HES20CNOM	02-Jan-2013	BTO	1,575.000000
HES20CNOM	21-Dec-2012	BTO	700.000000
HES20CNOM	17-Dec-2012	BTO	359.000000
HES20CNOM	14-Dec-2012	BTO	5,092.000000

ELLIOTT INTERNATIONAL FOLIO

Common Stock

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES	02-Apr-2013	B	130,000.000000
HES	02-Apr-2013	B	65,000.000000
HES	02-Apr-2013	B	65,000.000000
HES	02-Apr-2013	B	65,000.000000
HES	08-Mar-2013	B	45,825.000000
HES	08-Mar-2013	B	48,750.000000
HES	08-Mar-2013	B	16,250.000000
HES	08-Mar-2013	B	32,500.000000
HES	08-Mar-2013	B	32,500.000000
HES	04-Mar-2013	B	65,000.000000
HES	04-Mar-2013	B	48,750.000000
HES	04-Mar-2013	B	29,255.000000
HES	04-Mar-2013	B	45,500.000000
HES	25-Feb-2013	B	32,500.000000

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES	25-Feb-2013	B	17,550.000000
HES	21-Feb-2013	B	85,475.000000
HES	21-Feb-2013	B	65,000.000000
HES	20-Feb-2013	B	34,189.000000
HES	20-Feb-2013	B	62,468.000000
HES	15-Feb-2013	B	53,300.000000
HES	15-Feb-2013	B	45,497.000000
HES	15-Feb-2013	B	45,494.000000
HES	13-Feb-2013	B	3,900,000.000000
HES	13-Feb-2013	B	3,932,600.000000
HES	28-Jan-2013	B	3,185.000000
HES	25-Jan-2013	B	17,245.000000
HES	25-Jan-2013	B	13,000.000000
HES	24-Jan-2013	B	97,500.000000
HES	24-Jan-2013	B	97,826.000000
HES	23-Jan-2013	B	130,000.000000
HES	23-Jan-2013	B	64,995.000000
HES	22-Jan-2013	B	76,998.000000
HES	22-Jan-2013	B	130,000.000000
HES	22-Jan-2013	S	(325,000.000000)
HES	22-Jan-2013	S	(325,000.000000)
HES	18-Jan-2013	B	64,948.000000
HES	18-Jan-2013	B	42,322.000000
HES	18-Jan-2013	B	32,500.000000
HES	17-Jan-2013	B	65,000.000000
HES	16-Jan-2013	B	162,500.000000
HES	16-Jan-2013	B	130,000.000000
HES	16-Jan-2013	B	32,500.000000
HES	15-Jan-2013	B	81,250.000000
HES	15-Jan-2013	B	97,499.000000
HES	15-Jan-2013	S	(650,000.000000)
HES	14-Jan-2013	B	32,500.000000
HES	11-Jan-2013	B	32,500.000000
HES	11-Jan-2013	B	88,718.000000
HES	10-Jan-2013	B	32,500.000000
HES	10-Jan-2013	B	97,500.000000
HES	10-Jan-2013	B	55,250.000000
HES	10-Jan-2013	B	32,500.000000
HES	10-Jan-2013	B	68,250.000000
HES	10-Jan-2013	B	6,500.000000
HES	09-Jan-2013	B	97,500.000000
HES	09-Jan-2013	B	32,500.000000
HES	09-Jan-2013	S	(650,000.000000)
HES	09-Jan-2013	B	97,500.000000
HES	08-Jan-2013	B	32,500.000000
HES	08-Jan-2013	B	32,500.000000
HES	07-Jan-2013	B	32,494.000000
HES	07-Jan-2013	B	32,500.000000
HES	07-Jan-2013	B	97,517.000000
HES	07-Jan-2013	B	130,000.000000

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES	04-Jan-2013	B	32,500.000000
HES	04-Jan-2013	B	32,500.000000
HES	04-Jan-2013	B	32,500.000000
HES	04-Jan-2013	B	32,500.000000
HES	03-Jan-2013	B	93,210.000000
HES	03-Jan-2013	B	65,000.000000
HES	02-Jan-2013	B	33,540.000000
HES	02-Jan-2013	B	230,750.000000
HES	02-Jan-2013	S	(650,000.000000)
HES	31-Dec-2012	B	65,000.000000
HES	31-Dec-2012	B	65,000.000000
HES	31-Dec-2012	B	64,990.000000
HES	31-Dec-2012	B	65,000.000000
HES	31-Dec-2012	B	48,758.000000
HES	31-Dec-2012	B	16,260.000000
HES	28-Dec-2012	B	162,500.000000
HES	28-Dec-2012	B	32,500.000000
HES	28-Dec-2012	B	32,500.000000
HES	28-Dec-2012	B	65,068.000000
HES	27-Dec-2012	S	(650,000.000000)
HES	27-Dec-2012	B	107,250.000000
HES	27-Dec-2012	B	217,750.000000
HES	26-Dec-2012	B	142,912.000000
HES	24-Dec-2012	B	32,500.000000
HES	24-Dec-2012	B	32,500.000000
HES	24-Dec-2012	B	32,500.000000
HES	21-Dec-2012	B	130,000.000000
HES	21-Dec-2012	B	130,000.000000
HES	21-Dec-2012	B	32,500.000000
HES	21-Dec-2012	S	(650,000.000000)
HES	18-Dec-2012	B	116,894.000000
HES	18-Dec-2012	B	45,500.000000
HES	17-Dec-2012	B	61,100.000000
HES	17-Dec-2012	B	16,274.000000
HES	14-Dec-2012	B	65,000.000000
HES	14-Dec-2012	B	157,214.000000
HES	14-Dec-2012	B	32,500.000000
HES	14-Dec-2012	B	32,500.000000
HES	14-Dec-2012	B	65,000.000000
HES	14-Dec-2012	S	(945,750.000000)
HES	13-Dec-2012	B	65,000.000000
HES	13-Dec-2012	B	65,000.000000
HES	12-Dec-2012	B	97,500.000000
HES	12-Dec-2012	B	89,371.000000
HES	30-Nov-2012	B	81,250.000000
HES	30-Nov-2012	B	65,000.000000
HES	30-Nov-2012	B	65,000.000000
HES	30-Nov-2012	B	10,122.000000
HES	29-Nov-2012	B	65,000.000000
HES	29-Nov-2012	B	103,628.000000

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES	29-Nov-2012	B	195,000.000000
HES	29-Nov-2012	B	65,001.000000

Options

        SECURITY: HES20CML:HESS OTC FEB13 20 STRIKE CALL LISTED LOOK-ALIKE (MLI)

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES20CML	13-Feb-2013	STC	(26,000.000000)
HES20CML	09-Jan-2013	BTO	6,500.000000
HES20CML	02-Jan-2013	BTO	6,500.000000
HES20CML	27-Dec-2012	BTO	6,500.000000
HES20CML	21-Dec-2012	BTO	6,500.000000

        SECURITY: HES20CML2:HESS OTC MAR13 20 STRIKE CALL LISTED LOOK-ALIKE (MLI)

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES20CML2	13-Feb-2013	STC	(13,000.000000)
HES20CML2	22-Jan-2013	BTO	6,500.000000
HES20CML2	15-Jan-2013	BTO	6,500.000000

        SECURITY: HES20CNOM:HESS OTC FEB13 20 STRIKE CALL LISTED LOOK-ALIKE (NOM)

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES20CNOM	13-Feb-2013	STC	(39,326.000000)
HES20CNOM	28-Jan-2013	BTO	2,698.000000
HES20CNOM	25-Jan-2013	BTO	1,982.000000
HES20CNOM	24-Jan-2013	BTO	1,300.000000
HES20CNOM	23-Jan-2013	BTO	2,332.000000
HES20CNOM	22-Jan-2013	BTO	2,275.000000
HES20CNOM	18-Jan-2013	BTO	975.000000
HES20CNOM	17-Jan-2013	BTO	2,165.000000
HES20CNOM	15-Jan-2013	BTO	850.000000
HES20CNOM	14-Jan-2013	BTO	1,950.000000
HES20CNOM	11-Jan-2013	BTO	2,275.000000
HES20CNOM	09-Jan-2013	BTO	1,300.000000
HES20CNOM	08-Jan-2013	BTO	2,275.000000
HES20CNOM	04-Jan-2013	BTO	975.000000
HES20CNOM	03-Jan-2013	BTO	1,625.000000
HES20CNOM	02-Jan-2013	BTO	2,925.000000
HES20CNOM	21-Dec-2012	BTO	1,300.000000
HES20CNOM	17-Dec-2012	BTO	666.000000
HES20CNOM	14-Dec-2012	BTO	9,458.000000

THE LIVERPOOL LIMITED PARTNERSHIP FOLIO

Common Stock

Security Description	Trade Date	Buy/Sell	Trade Quantity
HES	24-Jan-2013	B	52,500.000000
HES	24-Jan-2013	B	52,174.000000
HES	14-Jan-2013	B	17,500.000000
HES	10-Jan-2013	B	52,500.000000
HES	10-Jan-2013	B	29,750.000000

 Transactions by Nominees and Alternate Nominees

Rodney F. Chase

Date of Transaction	Number of Shares Purchased/(Sold)
1/29/13	35,000

Harvey Golub

Date of Transaction	Number of Shares Purchased/(Sold)
10/3/11	330
10/11/11	(128)
11/2/11	(202)
4/27/12	450
6/4/12	(450)
6/22/12	(160)
11/5/12	40
11/7/12	20
12/31/12	40

Karl F. Kurz

Date of Transaction	Number of Shares Purchased/(Sold)
4/19/11	200
5/9/11	200
6/27/12	300
7/26/12	200
8/3/12	200
3/19/13	1,000

Jonathan R. Macey

Date of Transaction	Number of Shares Purchased/(Sold)
1/31/13	500

Marshall D. Smith

Date of Transaction	Number of Shares Purchased/(Sold)
3/21/13	1,000

ANNEX B

FORM OF ENGAGEMENT AND INDEMNIFICATION AGREEMENT

        ENGAGEMENT AND INDEMNIFICATION AGREEMENT, dated as of January     , 2013(1) (this "Agreement"), by and among Elliott Associates, L.P., a Delaware limited partnership ("Elliott Associates"), Elliott International, L.P., a Cayman Islands limited partnership ("Elliott International", and together with Elliott Associates, "Elliott"), and                        ("Nominee").

        WHEREAS, Elliott has asked and Nominee has agreed to be (i) a nominee for election to the Board of Directors (the "Board of Directors") of Hess Corporation, a Delaware corporation (the "Company"), at the 2013 annual meeting of stockholders of the Company, including any adjournments or postponements thereof or any special meeting that may be called in lieu thereof (the "Annual Meeting") and (ii) named as such in the proxy soliciting materials related to the Annual Meeting;

        WHEREAS, Elliott may solicit proxies from the stockholders of the Company in support of Nominee's election as a director of the Company at the Annual Meeting (the "Solicitation"); and

        WHEREAS, Nominee has agreed to serve as a director of the Company if so elected at the Annual Meeting.

        NOW, THEREFORE, in consideration of the foregoing and with the understanding on the part of Elliott that Nominee is relying on this Agreement in agreeing to be a nominee as aforesaid and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.    Certain Definitions.    As used in this Agreement, the following terms shall have the meanings indicated below:

          "Benchmark Peer Group" means the following companies (provided, that, if the relevant security of any company in the Benchmark Peer Group ceases to be listed on a national securities exchange prior to the End Date, then for purposes of determining Total Return the parties will use for clause (x) of the End Value the average closing price of such security over the last thirty (30) trading days of such security prior to the delisting, and such company shall remain included in the Benchmark Peer Group):

      Anadarko Petroleum Corporation
      Apache Corporation
      BP plc
      Chevron Corporation
      ConocoPhillips
      Devon Energy Corporation
      EOG Resources, Inc.
      Exxon Mobil Corporation
      Marathon Oil Corporation
      Murphy Oil Corporation
      Occidental Petroleum Corporation
      Royal Dutch Shell plc
      Statoil ASA
      Talisman Energy Inc.
      Total S.A.

(1)
Each of these agreements was dated in January 2013. This form reflects a later-adopted amendment to each of the Engagement and Indemnification Agreements that deleted the words "or willful misconduct" from the definition of "Cause" in Section 1.

          "Cause" shall mean (i) fraud by Nominee, (ii) a material violation by Nominee of applicable laws in connection with Nominee's nomination or service as a director of the Company, or (iii) Nominee's refusal to serve as a nominee for the Board of Directors of the Company in connection with the Annual Meeting or, if elected or appointed, as a member of the Board of Directors of the Company (other than as a result of death or disability).

          "Claim" means any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative, formal or informal, investigative or other), whether instituted by Elliott, the Company or any other party, or any inquiry or investigation that Nominee in good faith believes might lead to the institution of any such action, suit or proceeding.

          "Commencement Value" means, with respect to a given security, the closing stock price of such security on the last trading day prior to the date of this Agreement.

          "End Date" means the third anniversary of the Annual Meeting or, if earlier, the date of completion of a Sale Transaction.

          "End Value" means, with respect to each share of a given security, the sum of (x) the closing stock price of such security on the last trading day prior to the End Date (or, if the End Date occurs in connection with a Sale Transaction, the implied economic equivalent ascribed to the value of each share of the Company's common stock in connection with such Sale Transaction), plus (y) the total fair market value of dividends per share paid with respect to such security between the date of this Agreement and the End Date.

          "Enhanced Participation Amount" means an amount equal to the product of (x) the Hess Outperformance Percentage, if greater than zero, multiplied by (y) $2,000,000 multiplied by (z) the lesser of 1 and the quotient of (A) the number of full months in which Nominee served as a director of the Company divided by (B) the number of full months elapsed between the Annual Meeting and the End Date.

          "Expenses" means all reasonable attorneys' fees and all other reasonable fees, costs, expenses and obligations paid or incurred in connection with the Solicitation or related matters, as applicable, including without limitation, investigating, defending or participating (as a party, witness or otherwise), in (including on appeal), or preparing to defend or participate in, any Claim relating to any Indemnifiable Event, including the costs and expenses of Nominee seeking enforcement of this Agreement, in each case except to the extent arising out of or resulting from Nominee's gross negligence, willful misconduct, bad faith or an intentional material misstatement or omission in the information provided by Nominee in connection with the Solicitation and in each case to the extent not otherwise covered by insurance or indemnification from another source (including, without limitation, the Company).

          "Hess Outperformance Percentage" means the amount (expressed as a percentage), if any, by which the Total Return on the Company's common stock exceeds the average Total Return of the publicly traded common stock of the companies in the Benchmark Peer Group; provided, however, that in no event will the Hess Outperformance Percentage be greater than 300%. Solely for illustrative purposes, if the Total Return of the Company's common stock is 10%, and Total Return of the Benchmark Peer Group is 5%, then the Hess Outperformance Percentage would be 5%.

          "Indemnifiable Event" means any event or occurrence relating to or directly or indirectly arising out of, or any action taken or omitted to be taken in connection with, the Solicitation or related matters (including in Nominee's capacity as a nominee for election to the Board of Directors of the Company at the Annual Meeting), in each case except to the extent arising out of or resulting from Nominee's gross negligence, willful misconduct, bad faith or an intentional material misstatement or omission in the information provided by the Nominee in connection with the Solicitation and, in each case excluding any action or omission for which Nominee would be entitled to indemnification pursuant to the organizational documents of the Company or pursuant to a written agreement between Nominee and the Company.

          "Initial Participation Amount" means an amount equal to (x) the Hess Outperformance Percentage (as defined below), if greater than zero, multiplied by (y) $1,000,000.

          "Loss or Losses" means any and all damages, judgments, fines, penalties, amounts paid or payable in settlement, deficiencies, losses and Expenses (including all interest, assessments, and other charges paid or payable in connection with or in respect of such Losses), in each case except to the extent arising out of or resulting from Nominee's gross negligence, willful misconduct or bad faith and in each case to the extent not otherwise covered by insurance or indemnification from another source (including, without limitation, the Company).

          "Participation Amount" means the Enhanced Participation Amount or Initial Participation Amount, as the context may dictate.

          "Sale Transaction" means any sale, merger, tender offer or other business combination in which the equity holders owning a majority of the voting securities of the Company prior to such transaction do not own a majority of the voting securities of the surviving entity after giving effect to such transaction (other than (x) a holding company or other similar transaction and (y) a transaction in which the shares of the Company are exchanged for shares of a company that is listed on a national securities exchange, in which case references herein to common stock of the Company shall refer to the publicly traded shares of such resulting company, appropriately adjusted for the exchange ratio applicable to such transaction), or any sale of all or substantially all of the assets of the Company.

          "Total Return" means, with respect to a given security, the quotient (expressed as a percentage) of (x) End Value minus Commencement Value, over (y) Commencement Value.

        2.    Consideration.

          (a)   In consideration of Nominee's agreement to be a nominee for election to the Board of Directors of the Company and to be named as such in the proxy soliciting materials related to the Annual Meeting, whether or not Nominee is elected to the Board of Directors of the Company, Elliott will pay (or cause to be paid to) Nominee, on the terms and subject to the conditions set forth herein, (i) a one-time fee of $50,000 in cash, payable upon submission of the name of Nominee to the Company by delivery of written notice nominating Nominee (the "Fee"), and (ii) (A) if any individual nominated by Elliott for election as a director or any alternate nominee proposed by Elliott is appointed or elected as a director of the Company in connection with the Annual Meeting, the Initial Participation Amount, and (B) if Nominee is appointed or elected as a director of the Company in connection with the Annual Meeting, and serves as director of the Company until at least the first annual meeting of stockholders of the Company following the Annual Meeting, the Enhanced Participation Amount.

          (b)   Nominee will be entitled to receive the applicable Participation Amount within 30 days following the End Date; provided, that Elliott shall, in its sole discretion, pay (or cause to be paid) the applicable Participation Amount to Nominee in the form of (x) cash, or (y) shares of Company common stock having an aggregate market value equal to the applicable Participation Amount as of the close of trading on the last trading day prior to such payment date. All computations hereunder shall be determined in good faith by Elliott in its reasonable discretion. Nominee understands and agrees that, if the applicable Participation Amount is not a positive number, then Nominee will not be entitled to any additional compensation described in Section 2(a)(ii) above. For the avoidance of doubt, in no event will Nominee be required to pay any amount to Elliott in connection with the payment obligations described in Section 2(a)(ii) above. Nominee further agrees that Elliott shall be entitled to terminate its payment obligations pursuant to Section 2(a)(ii)

  of this Agreement at any time prior to the End Date for "Cause," in which case no compensation shall be payable hereunder pursuant to Section 2(a)(ii) of this Agreement.

          (c)   Notwithstanding anything to the contrary herein, the parties hereto acknowledge and agree that, (i) in the event of any extraordinary transaction, stock split, reverse stock-split, reorganization, recapitalization or other similar event relating to any of the securities of the Company or any company included in the Benchmark Peer Group, Elliott will make appropriate adjustments to the calculations hereunder, in its reasonable discretion, to effectuate the intended economic arrangements and understandings of the parties contemplated hereby, and (ii) in the event of any ambiguity hereunder, Elliott will exercise its reasonable discretion in good faith to effectuate the intended economic arrangements and understandings of the parties contemplated hereby.

          (d)   Notwithstanding anything to the contrary herein, Elliott shall be entitled to deduct and withhold from the consideration otherwise payable to Nominee pursuant to this Agreement such amounts as Elliott is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended, or any provision of state, local or foreign tax law. To the extent that such amounts are so withheld and paid over to the proper governmental authority, such withheld and deducted amounts will be treated for all purposes of this Agreement as having been paid to Nominee.

        3.    Indemnification.

          (a)   In the event Nominee was, is or becomes a party to or other participant in, or is threatened to be made a party to or other participant in, a Claim by reason of (or arising or allegedly arising in any manner out of or relating to in whole or in part) an Indemnifiable Event, Elliott, to the fullest extent permitted by applicable law, shall indemnify and hold harmless Nominee from and against any and all Losses suffered, incurred or sustained by Nominee or to which Nominee becomes subject, resulting from, arising out of or relating to such Claim (it being understood and agreed that except as provided in Section 3(c) with respect to Expenses, reimbursements of any such Losses payable hereunder shall be made as soon as practicable but in any event no later than 15 days after written request is made to Elliott accompanied by supporting documentation). Nominee shall give Elliott written notice of any Claim (accompanied by such reasonable supporting documentation as may be in Nominee's possession) as soon as practicable after Nominee becomes aware thereof; provided, that the failure of Nominee to give such notice shall not relieve Elliott of its indemnification obligations under this Agreement, except to the extent that such failure prejudices the rights of Elliott.

          (b)   In the case of the commencement of any Claim against Nominee in respect of which he may seek indemnification from Elliott hereunder, Elliott will be entitled to participate therein, including, without limitation, the negotiation and approval of any settlement of such action. To the extent that Elliott may wish to assume the defense of any Claim against Nominee in respect of which Nominee may seek indemnification from Elliott hereunder, Elliott shall provide Nominee with written notice of Elliott's election to so assume the defense of such Claim. Such notice shall include Elliott's written acknowledgment that such Claim is subject to indemnification under the terms of this Agreement. From and after such election by Elliott to assume defense of a Claim, Elliott will not be liable to Nominee under this Agreement for any Expenses subsequently incurred by Nominee in connection with the defense thereof other than reasonable costs of investigation and preparation therefor (including, without limitation, appearing as a witness and reasonable fees and expenses of legal counsel in connection therewith). If in any action for which indemnity may be sought hereunder Elliott shall not have timely assumed the defense thereof with counsel reasonably satisfactory to Nominee, or Nominee shall have been advised by his counsel that it would constitute a conflict of interest for the same counsel to represent both Nominee and Elliott in such action, or if Nominee has been advised by counsel that Nominee have separate or additional defenses with regard to such action, Nominee shall have the right to employ his own counsel reasonably satisfactory to Elliott in such action, in which event Elliott shall pay directly or reimburse Nominee for any costs not paid directly for all reasonable legal fees and expenses incurred by him in connection with the defense thereof. Elliott shall in no event be liable for any settlement of any action effected without its prior written consent (which consent shall not be unreasonably withheld). Elliott shall not settle any Claim in any manner that would impose any expense, penalty, obligation or limitation on Nominee, or would contain language (other than a recitation of any amounts to be paid in settlement) that could reasonably be viewed as an acknowledgment of wrongdoing on the part of Nominee or as detrimental to the reputation of Nominee, without Nominee's prior written consent.

          (c)   Nominee's right to indemnification pursuant to this Section 3 shall include the right of Nominee to be advanced by Elliott any Expenses incurred in connection with any Indemnifiable Event as such expenses are incurred by Nominee; provided, however, that all amounts advanced in respect of such Expenses shall be repaid to Elliott by Nominee to the extent it shall ultimately be determined in a final judgment that Nominee is not entitled to be indemnified for such Expenses.

          (d)   Notwithstanding any other provision of this Agreement to the contrary, the indemnity and expense reimbursement obligations of Elliott provided by this Agreement will not apply to any event or occurrence relating to or directly or indirectly arising out of Nominee's service as a director of the Company.

        4.    No Agency.    Each of Elliott and Nominee acknowledges that Nominee is not acting as an agent of Elliott or in a fiduciary capacity with respect to Elliott and that Nominee is not assuming any duties or obligations to Elliott other than those expressly set forth in this Agreement. Nothing contained herein shall be construed as creating, or be deemed to create, the relationship of employer and employee between the parties, nor any agency. Each of Elliott and Nominee further acknowledges that, should Nominee be elected to the Board of Directors of the Company, all of Nominee's activities and decisions as a director of the Company will be governed by applicable law and subject at all times to his fiduciary duties.

        5.    Partial Indemnity; No Evading of Obligations.    If Nominee is entitled under any provision of this Agreement to indemnification by Elliott for some or a portion of any Loss, but not for all of the total amount thereof, Elliott shall nevertheless indemnify Nominee, subject to the terms and conditions hereof, for the portion thereof to which Nominee is entitled. Elliott agrees not to take any action for the sole purpose of evading its obligations under this Agreement.

        6.    No Presumptions.    For purposes of this Agreement, the termination of any claim, action, suit or proceeding, by judgment, order, settlement (whether with or without court approval), or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Nominee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

        7.    Nonexclusivity, Etc.    The rights of Nominee hereunder shall be in addition to any other rights, if any, Nominee may have under any by-law, insurance policy, the Delaware General Corporation Law, or otherwise.

        8.    Amendment, Etc.    No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

        9.    Subrogation.    In the event of payment under this Agreement, Elliott shall be subrogated to the extent of such payment to all of the rights of recovery of Nominee, and Nominee shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable Elliott effectively to bring suit to enforce such rights.

        10.    No Duplication of Payments.    Elliott shall not be liable under this Agreement to make any payment in connection with a Claim made against Nominee to the extent Nominee has otherwise actually received payment (under any insurance policy, by-law or otherwise) of the amounts otherwise indemnifiable hereunder; provided, that if Nominee for any reason is required to disgorge any payment actually received by him, Elliott shall be obligated to pay such amount to Nominee in accordance with the other terms of this Agreement (i.e., disregarding the terms of this Section 10).

        11.    Notices.    All notices, requests and other communications to any party hereunder shall be in writing (including telecopy or similar writing) and shall be given to such party,

if to Elliott, to:
Elliott Associates, L.P.
40 West 57th Street
New York, New York 10019
Attn: Quentin Koffey
Fax: (212) 478-2886
Email: qkoffey@elliottmgmt.com
if to Nominee, to:

or such other address or telecopy number as such party may hereafter specify for the purpose by notice to the other party hereby given in accordance with this Section 11. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section 11.

        12.    Termination.    This Agreement shall terminate upon delivery of written notice by Elliott to Nominee; provided, that, except as set forth in Section 2(b) above in connection with a termination by Elliott for Cause of the payment obligations described in Section 2(a)(ii) of this Agreement, Elliott may not terminate this Agreement without consent of Nominee following such time as Elliott has submitted the name of Nominee to the Company as a nominee for election to the Board of Directors of the Company.

        13.    Nominee Acknowledgement.    Nominee acknowledges that Elliott shall be under no obligation to nominate Nominee for election. Nominee agrees to provide Elliott with such true and correct information as Elliott may reasonably request in connection with the Solicitation. Nominee acknowledges that Elliott will rely upon information provided by Nominee for purposes of preparing submissions to the Company, proxy solicitation materials and other public disclosure.

        14.    Governing Law; Consent to Jurisdiction.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the state courts of the State of New York located in New York County, or in the United States District Court for the Southern District of New York, and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth or referred to in Section 11, such service to become effective ten days after such mailing.

        15.    Execution by Counterparts/Facsimile.    This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed by facsimile or PDF.

        16.    Expense Reimbursement.    Elliott hereby agrees to reimburse Nominee for his reasonable, documented out-of-pocket expenses incurred as a result of being a nominee, including, without limitation, reimbursement for reasonable travel expenses; provided, that Nominee hereby agrees that in the event Nominee reasonably determines that he needs to retain legal counsel to represent him in connection with being a nominee (other than in connection with a claim for indemnification, which is addressed in Section 3) he will employ counsel selected by Elliott and reasonably satisfactory to Nominee. Should Nominee be elected to the Board of Directors of the Company, other than as expressly set forth herein, Elliott will not be liable for any expenses or any other liabilities incurred by Nominee during the period following election to the Board of Directors of the Company.

        17.    Non Disclosure.    Nominee acknowledges and agrees to hold in strict confidence and will not use nor disclose to third parties information Nominee receives from Elliott or any of its agents or representatives or information developed by Nominee based upon such information Nominee receives, except for (a) information which was public at the time of disclosure or becomes part of the public domain without disclosure by Nominee, (b) information which Nominee learns from a third party (other than Elliott or its agents or representatives) which does not have a legal, contractual or fiduciary obligation of confidentiality to Elliott or its agents or representatives, (c) following Nominee's election as a director of the Company, information which is necessary for Nominee to disclose in order to comply with Nominee's fiduciary duties under applicable law, or (d) information which is required to be disclosed by applicable law; provided, that in the event of any required disclosure pursuant to this clause (d), Nominee hereby agrees to use commercially reasonable efforts to notify Elliott promptly so that Elliott may seek a protective order or other appropriate remedy or, in Elliott's sole discretion, waive compliance with the terms of this Section 17; provided, further, that in the event that no such protective order or other remedy is obtained, or that Elliott waives compliance with the terms of this Section 17, Nominee further agrees to furnish only that portion of the confidential information which Nominee is advised by counsel is legally required and will cooperate with Elliott's efforts, without incurring any monetary expense, to obtain assurance that confidential treatment will be accorded to the confidential information.

        18.    Entire Agreement.    This Agreement constitutes the entire agreement among the parties hereto with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters

[Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ELLIOTT ASSOCIATES, L.P.
By:	Elliott Capital Advisors, L.P., its General Partner
By:	Braxton Associates, Inc., its General Partner
By:
	Name:	Elliot Greenberg
	Title:	Vice President
ELLIOTT INTERNATIONAL, L.P.
By:	Elliott International Capital Advisors Inc., as Attorney-in-Fact
By:
	Name:	Elliot Greenberg
	Title:	Vice President
Name:

ANNEX C

PROPOSED AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION
AND BY-LAWS

Proposed Amendments to the Restated Certificate of Incorporation

Article FIFTH

        Section 2. Number, Election and Terms of Directors.    Except as otherwise fixed pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws. The directors elected prior to the 2014 annual meeting of stockholders, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends, or upon liquidation, shall be and are divided into three classes, and each such director shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualified. The directors elected at each annual meeting of stockholders, commencing with the annual meeting in 2014, shall hold office for a term expiring at the next annual meeting of stockholders and until their successors are elected and qualified.

        Section 4. Newly Created Directorships and Vacancies.    Except as otherwise fixed pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such director's successors shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Proposed Amendments to the By-Laws

Article IV—Directors

        Section 1. (a) Number, Election and Terms.    Except as otherwise fixed pursuant to the provisions of Article FOURTH of the Restated Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time by the Board of Directors but shall not be less than three. The directors elected prior to the 2014 annual meeting of stockholders, other than those who may be elected by the holders of any class or series of stock having a preference over the Common Stock as to dividends, or upon liquidation, shall be and are divided into three classes, and each such director shall hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualified. The directors elected at each annual meeting of stockholders, commencing with the annual meeting in 2014, shall hold office for a term expiring at the next annual meeting of stockholders and until their successors are elected and qualified.

        The term "entire Board" as used in these By-Laws means the total number of directors which the Corporation would have if there were no vacancies.

C-1

        Section 8. Newly Created Directorships and Vacancies.    Except as otherwise fixed pursuant to the provisions of Article FOURTH of the Restated Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such director's successors shall have been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

C-2

 PLEASE VOTE TODAY!

        TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET

 GREEN PROXY

PROXY FOR 2013 ANNUAL MEETING OF STOCKHOLDERS OF HESS CORPORATION

        THIS PROXY IS SOLICITED ON BEHALF OF ELLIOTT ASSOCIATES, L.P., ELLIOTT INTERNATIONAL, L.P., PAUL E. SINGER, ELLIOTT CAPITAL ADVISORS, L.P., ELLIOTT SPECIAL GP, LLC, BRAXTON ASSOCIATES INC., ELLIOTT ASSET MANAGEMENT LLC, THE LIVERPOOL LIMITED PARTNERSHIP, LIVERPOOL ASSOCIATES LTD., ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC., HAMBLEDON, INC., ELLIOTT MANAGEMENT CORPORATION, RODNEY F. CHASE, HARVEY GOLUB, KARL F. KURZ, DAVID McMANUS, MARSHALL D. SMITH, WILLIAM B. BERRY AND JONATHAN R. MACEY AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF HESS CORPORATION.

        The undersigned stockholder of Hess Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Bruce H. Goldfarb, Quentin Koffey and John Pike and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of the Company registered in the name of the undersigned, as of April 8, 2013, at the 2013 Annual Meeting of Stockholders to be held on Thursday, May 16, 2013, at 9:00 a.m., local time, in a room that you will be directed to by signs upon arrival, at Hess Corporation, 1501 McKinney Street, Houston, Texas 77010, and at any and all adjournments or postponements thereof. Receipt of the Notice of 2013 Annual Meeting and Proxy Statement is hereby acknowledged.

        If shares of Hess Corporation Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such Plans, a "Voting Plan"), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Hess Corporation Common Stock in the undersigned's name and/or account under such Voting Plan in accordance with the instructions given herein, at the 2013 Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting and on which Stockholders are entitled to vote.

        UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF MESSRS. CHASE, GOLUB, KURZ, McMANUS AND SMITH AS DIRECTORS (OR, UNDER THE CIRCUMSTANCES DESCRIBED HEREIN, MR. BERRY OR MR. MACEY IN SUBSTITUTION FOR ONE OR MORE SUCH NOMINEES); "FOR" THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; "AGAINST" THE COMPANY'S PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS; "FOR" THE COMPANY'S PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS TO DECLASSIFY THE BOARD OF DIRECTORS; "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD OF DIRECTORS ADOPT A POLICY THAT REQUIRES AN INDEPENDENT CHAIRMAN; "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE BOARD OF DIRECTORS TAKE ACTION TO IMPLEMENT A SIMPLE MAJORITY VOTE STANDARD; "FOR" THE STOCKHOLDER PROPOSAL RECOMMENDING THAT THE COMPANY PROVIDE A REPORT REGARDING POLITICAL CONTRIBUTIONS; "FOR" THE REPEALING OF ANY PROVISION OF OR AMENDMENT TO THE BY-LAWS ADOPTED BY THE BOARD OF DIRECTORS WITHOUT THE APPROVAL OF THE STOCKHOLDERS AFTER FEBRUARY 2, 2011 AND BEFORE THE 2013 ANNUAL MEETING; AND IN THE PROXY HOLDERS' DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE 2013 ANNUAL MEETING.

        This proxy revokes all prior proxies given by the undersigned with respect to the 2013 Annual Meeting.

 YOUR VOTE IS VERY IMPORTANT—PLEASE VOTE YOUR PROXY TODAY!

        (continued and to be signed and dated on reverse side)

FORM OF PROXY

PROXY SOLICITED BY ELLIOTT ASSOCIATES, L.P., ELLIOTT INTERNATIONAL, L.P., PAUL E. SINGER, ELLIOTT CAPITAL ADVISORS, L.P., ELLIOTT SPECIAL GP, LLC, BRAXTON ASSOCIATES INC., ELLIOTT ASSET MANAGEMENT LLC, THE LIVERPOOL LIMITED PARTNERSHIP, LIVERPOOL ASSOCIATES LTD., ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC., HAMBLEDON, INC., ELLIOTT MANAGEMENT CORPORATION, RODNEY F. CHASE, HARVEY GOLUB, KARL F. KURZ, DAVID McMANUS, MARSHALL D. SMITH, WILLIAM B. BERRY AND JONATHAN R. MACEY AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF HESS CORPORATION.

 2013 Annual Meeting of Stockholders of Hess Corporation
to Be Held on May 16, 2013

YOUR VOTE IS IMPORTANT!

Please take a moment now to authorize a proxy to vote your shares of common stock of Hess Corporation for the upcoming 2013 Annual Meeting of Stockholders

YOU CAN VOTE TODAY IN ONE OF THREE WAYS

  1.
  Vote by Telephone—Call toll-free at 866-437-4543 on a touch-tone telephone up until 11:59 p.m. Eastern Time on May 15, 2013, the day prior to the Annual Meeting. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

  2.
  Vote by Internet—Please access http://www.myproxyonline.com/hes, and follow the simple instructions provided. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

    You may vote by telephone or Internet 24 hours a day, 7 days a week up until 11:59 p.m. Eastern Time on May 15, 2013, the day prior to the Annual Meeting. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card or form.

  3.
  Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet or wish to vote by mail, please sign, date and return the proxy form in the envelope provided, or mail to: Elliott Associates, L.P., c/o Okapi Partners, 437 Madison Avenue, 28th Floor, New York, NY 10022.

TO SUBMIT A PROXY, PLEASE DETACH PROXY FORM HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS LOCATED ON THE GREEN PROXY FORM TO VOTE BY TELEPHONE OR INTERNET.

Please mark your votes as indicated in this example using dark ink only. ☒

 GREEN PROXY FORM

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "FOR" ALL OF THE DIRECTORS SET FORTH BELOW:

1. Election of Directors	FOR ALL	WITHHOLD FOR ALL	EXCEPTIONS*
Nominees:	☐	☐	☐
(01) Rodney F. Chase
(02) Harvey Golub
(03) Karl F. Kurz
(04) David McManus
(05) Marshall D. Smith

ELLIOTT INTENDS TO USE THIS PROXY TO VOTE "FOR" RODNEY F. CHASE, HARVEY GOLUB, KARL F. KURZ, DAVID McMANUS AND MARSHALL D. SMITH.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

*Exceptions

IF ANY NOMINEE IS UNABLE OR UNWILLING TO SERVE AS A DIRECTOR OF HESS CORPORATION, OR UNDER THE OTHER CIRCUMSTANCES DESCRIBED IN THE PROXY STATEMENT, ONE OR MORE OF WILLIAM B. BERRY AND JONATHAN R. MACEY WILL BE SUBSTITUTED FOR SUCH NOMINEE AND EACH SHARE REPRESENTED BY THIS PROXY WILL BE VOTED FOR SUCH ALTERNATE NOMINEE(S).

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2 BELOW:

		FOR	AGAINST	ABSTAIN
2.	To approve the Company's proposal to ratify the selection by the Audit Committee of the firm of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "AGAINST" PROPOSAL 3 BELOW:

		FOR	AGAINST	ABSTAIN
3.	To approve, on an advisory basis, the compensation of the Company's named executive officers, as described further in the Company's Proxy Statement.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4 BELOW:

		FOR	AGAINST	ABSTAIN
4.	To approve an amendment to the Company's Certificate of Incorporation and By-Laws to declassify the Board.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5 BELOW:

		FOR	AGAINST	ABSTAIN
5.	To approve the stockholder proposal recommending that the Board adopt a policy that requires an independent chairman.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 6 BELOW:

		FOR	AGAINST	ABSTAIN
6.	To approve the stockholder proposal recommending that the Board take action to implement a simple majority vote standard.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 7 BELOW:

		FOR	AGAINST	ABSTAIN
7.	To approve the stockholder proposal recommending that the Company provide a report regarding political contributions.	☐	☐	☐

ELLIOTT ASSOCIATES, L.P. AND ELLIOTT INTERNATIONAL, L.P. RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 8 BELOW:

		FOR	AGAINST	ABSTAIN
8.	To approve the repeal of any provision of or amendment to the By-Laws adopted by the Board without the approval of the Stockholders after February 2, 2011 and before the 2013 Annual Meeting.	☐	☐	☐

Other Matters: To vote in their discretion on all other matters as may properly come before the 2013 Annual Meeting and on which the Stockholders are entitled to vote.

THIS PROXY FORM IS VALID ONLY WHEN SIGNED

Dated:

Signature of Stockholder

Signature of Stockholder (if held jointly)

Name and Title of Representative (if applicable)

Please sign exactly as your name appears on this proxy. If shares of Common Stock are held by joint tenants, both holders should sign. When signing as executor, administrator, attorney, trustee, guardian or other representative, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by an authorized officer. If signing on behalf of a partnership, please sign in full partnership name by an authorized person.